UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-10379
PIMCO California Municipal Income Fund

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, NY	10105

(Address of principal executive offices)	(Zip code)
Lawrence G. Altadonna — 1345 Avenue of the Americas, New York, NY 10105

(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-739-3371
Date of fiscal year end: April 30, 2010
Date of reporting period: April 30, 2010
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington DC 20549-2001. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.	REPORT TO SHAREHOLDERS

     April 30, 2010

PIMCO Municipal Income Fund
PIMCO California Municipal Income Fund
PIMCO New York Municipal Income Fund

PMF	PCQ	PNF

Contents

Letter to Shareholders	2-3
Fund Insights/Performance & Statistics	5-7
Schedules of Investments	8-25
Statements of Assets and Liabilities	26
Statements of Operations	27
Statements of Changes in Net Assets	28-29
Statements of Cash Flows	30
Notes to Financial Statements	31-40
Financial Highlights	41-43
Report of Independent Registered Public Accounting Firm	44
Tax Information/Annual Shareholder Meeting Results/Changes in Board of Trustees	45
Privacy Policy	46
Proxy Voting Policies & Procedures	47
Dividend Reinvestment Plan	48
Board of Trustees	49-50
Fund Officers	51

4.30.10   PIMCO Municipal Income Funds Annual Report 1

Dear Shareholder:

After a very good 2009, municipal bonds generally began 2010 with additional gains, as a broad-based economic recovery from what was arguably the worst downturn since the 1930s continued. The recovery was powered by GDP growth of 5.6% in the fourth quarter of last year and 3.2% in the first quarter of this year. This helped fuel not only a significant stock market rally, but solid gains for municipal bonds as well, as investors moved out of the safe haven of U.S. Treasury bonds.

Year in Review
For the fiscal year ended April 30, 2010:

•	PIMCO Municipal Income Fund returned 37.19% on net asset value (“NAV”) and 30.34% on market price.

•	PIMCO California Municipal Fund returned 30.83% on NAV and 17.72% on market price.

•	PIMCO New York Municipal Income Fund returned 24.27% on NAV and 20.76% on market price.

Because bond prices and bond yields move in opposite directions, falling yields during the reporting period lifted prices higher across the entire yield curve. Municipal bonds with longer-term maturities generally produced better returns than shorter-term municipals, while lower-quality municipals fared better than their higher-quality counterparts.

Even with these solid gains, we believe that municipal bonds remain attractive investments, especially when compared to corporate bonds – which in general have experienced solid gains during the economic revival – and low-yielding U.S. Treasury bonds.

The Road Ahead – and the Case for Municipals
By many important measures, the U.S. economy is on the mend. But headwinds remain. One area of concern: the fiscal situation in many states and local municipalities, which remains weak, and in some cases precarious. California’s woes are well-known, but at least nine other states – including Florida, Illinois, Michigan and New Jersey – are facing similar fiscal pressures. A recent report by the Pew Center for the States warns of “havoc...with

2 PIMCO Municipal Income Funds Annual Report   4.30.10

potentially damaging consequences for the entire country. “It adds that all states are under varying degrees of pressure, many of which “will confront an even tougher set of challenges” in 2011. Adding to these difficulties has been the downfall of several bond insurers. This has made insurance less available, which in turn has added to overall investment risk. It is worth noting, however, that the overall default rate for municipal bonds remains quite low in general, and particularly low when compared to the default rate of corporate bonds.

But these challenging circumstances can also mean compelling opportunities for prudent municipal bond investors. From a simple supply-and-demand standpoint, fewer tax-exempt bonds are likely to come to market this year – while demand for them is being driven by rising state taxes and the expiration in December of the Bush administration’s tax cuts, which will push the top federal tax rate to 39.6%. More buy-and-hold investors are moving into the municipal market as well. This has helped reduce volatility, which in turn helped contribute to a steepening yield curve for municipals during the period. Going forward, these trends may bode well for municipal securities – and their investors.

Thank you for investing with us. We appreciate your business and your trust. We will report back to you in six months. In the meantime, we encourage you to consult with your advisor, or to visit our website, www.allianzinvestors.com, for additional fund information and investment insight.

Cordially,

Hans W. Kertess	Brian S. Shlissel
Chairman	President & Chief Executive Officer

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4.30.10   PIMCO Municipal Income Funds Annual Report 3

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4 PIMCO Municipal Income Funds Annual Report   4.30.10

PIMCO Municipal Income Funds Fund Insights
April 30, 2010 (unaudited)

•	For the fiscal year ended April 30, 2010, PIMCO Municipal Income Fund returned 37.19% on net asset value (“NAV”) and 30.34% on market price, which compares to the returns of 22.67% and 28.13%, respectively, for the Lipper Analytical General Municipal Debt Funds (Leveraged) average.

•	For the fiscal year ended April 30, 2010, PIMCO California Municipal Income Fund returned 30.83% on NAV and 17.72% on market price, which compares to the returns of 19.13% and 23.02%, respectively, for the Lipper Analytical California Municipal Debt Funds average.

•	For the fiscal year ended April 30, 2010, PIMCO New York Municipal Income Fund returned 24.27% on NAV and 20.76% on market price, which compares to the returns of 18.81% and 21.99%, respectively, for the Lipper Analytical New York Municipal Debt Funds average.

•	High-quality municipal bond yields moved lower across the curve from their elevated levels at the beginning of the period. Conversely, Treasury yields moved higher from their very levels at the beginning of the period.

•	Municipal-to-U.S. Treasury yield ratios were volatile during the period but ended lower across the curve. The 10-year ratio decreased to 81.1% and the 30-year ratio decreased to 89.4%; still at or below historical levels.

•	Tobacco securitization exposure benefitted returns and the sector posted strong performance during the period, as investors moved out on the risk spectrum on perceived emergence from the financial crisis.

•	Exposures to corporate-backed municipals benefitted returns and the sector outperformed, while water and sewer exposure detracted from returns, as the sector underperformed the general municipal market.

•	Significant exposure to the health care sector aided returns as the sector outperformed, while special tax exposure also contributed positively to performance.

•	Exposure to longer maturity zero coupon municipals was positive for performance, as longer durations led to outperformance due to the downward movement in high-quality municipal yields. The Barclay’s Capital Zero Coupon Index returned 17.44% for the fiscal year.

Municipal:

•	The municipal yield curve flattened as investors took advantage of the higher yields further out on the curve, while the Build America Bond supply removed much of the tax-exempt supply in longer maturities, helping to move yields lower. The 30-year maturity AAA General Obligation yields declined 54 basis points while the two-year yield decreased 23 basis points during the fiscal period. Significant exposure to longer maturity municipals benefitted performance, as this portion of the curve outperformed.

•	Long municipals slightly outperformed the broader long taxable market with the Barclays Capital Long Municipal Bond Index Advancing 15.47%, while the Barclays Capital Long Government/Credit index and the Barclays Capital Long US Treasury index returned 14.79% and 0.52%, respectively.

•	Municipal bond issuance ended 2009 at over $400 billion. 2010 year-to-date issuance has remained elevated at $129.7 billion – 6% higher than the Comparable period last year, approximately 25% represented by Build America Bonds.

California Municipal:

•	Municipal bonds within California outperformed the Barclays Capital Municipal bond index returning 9.74% versus 8.85% during the period. The state continued to experience volatility due to the uncertainty related to its budget deficit situation. In 2009 California led all other states with over $72 billion in total issuance. It continues to lead in 2010 with over $19 billion in total issuance to date, although this is 24% lower than the same period last year.

•	Long California municipals slightly outperformed the Barclays Capital Long Municipal Index (22+) returning 15.61% versus 15.47% for the period. The California municipal yield curve steepened, with 30-year yields decreasing by 53 basis points and two-year yields decreasing by 73 basis points. Significant exposure to longer maturities was positive for performance, as that portion of the curve outperformed.

New York Municipal:

•	Municipal bonds within New York slightly underperformed the Barclays Capital Municipal bond index returning 8.78% versus 8.85% during the period. In 2009, New York State issued $44 billion in bonds ranking it 2nd in the US. Year-to-date municipal issuance in New York totals $8.9 billion, which is 33% lower than the same period last year.

•	Long New York municipals underperformed the Barclays Capital Long Municipal Index (22+) returning 14.46% versus 15.47% during the period. The New York yield curve steepened over the period with 30-year yields decreasing by 62 basis points and two-year yields decreasing 78 basis points. The New York funds also had significant positions in the longer portions of the curve, which helped performance as the longer maturity holdings outperformed in New York during the period.

4.30.10   PIMCO Municipal Income Funds Annual Report 5

PIMCO Municipal Income Funds Performance & Statistics
April 30, 2010 (unaudited)
Municipal:

Total Return(1):	Market Price	NAV

1 Year	30.34%	37.19%

5 Year	5.92%	3.13%

Commencement of Operations (6/29/01) to 4/30/10	6.08%	5.19%

Market Price/NAV Performance:
Commencement of Operations (6/29/01) to 4/30/10

Market Price/NAV:

Market Price	$13.72

NAV	$11.76

Premium to NAV	16.67%

Market Price Yield (2)	7.11%

Moody’s Ratings
(as a % of total investments)

California Municipal:

Total Return(1):	Market Price	NAV

1 Year	17.72%	30.83%

5 Year	5.57%	4.53%

Commencement of Operations (6/29/01) to 4/30/10	5.37%	5.62%

Market Price/NAV Performance:
Commencement of Operations (6/29/01) to 4/30/10

Market Price/NAV:

Market Price	$13.29

NAV	$12.84

Premium to NAV	3.50%

Market Price Yield (2)	6.95%

Moody’s Ratings
(as a % of total investments)

6 PIMCO Municipal Income Funds Annual Report   4.30.10

PIMCO Municipal Income Funds Performance & Statistics
April 30, 2010 (unaudited) (continued)

New York Municipal:

Total Return(1):	Market Price	NAV

1 Year	20.76%	24.27%

5 Year	1.77%	0.99%

Commencement of Operations (6/29/01) to 4/30/10	3.00%	3.02%

Market Price/NAV Performance:
Commencement of Operations (6/29/01) to 4/30/10

Market Price/NAV:

Market Price	$11.18

NAV	$10.67

Premium to NAV	4.78%

Market Price Yield (2)	6.12%

Moody’s Ratings
(as a % of total investments)

(1)	Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in net asset value (“NAV”) or market price (as applicable) in the specified period. The calculation assumes that all income dividends and capital gain distributions if any, have been reinvested. Total return does not reflect broker commissions or sales charges. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from its results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in Fund dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a onetime public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. NAV is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2)	Market Price Yield is determined by dividing the annualized current monthly per share dividend (comprised of net investment income) payable to common shareholders by the market price per common share at April 30, 2010.

4.30.10   PIMCO Municipal Income Funds Annual Report 7

PIMCO Municipal Income Fund Schedule of Investments
April 30, 2010

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)*	Value

MUNICIPAL BONDS & NOTES–94.6%
	Alabama–0.9%
$2,500	Birmingham-Baptist Medical Centers Special Care Facs. Financing Auth. Rev., Baptist Health Systems, Inc., 5.875%, 11/15/24, Ser. A	Baa2/NR	$2,479,475
	Huntsville-Redstone Village Special Care Facs. Financing Auth. Rev., Redstone Village Project,
250	5.50%, 1/1/28	NR/NR	203,790
885	5.50%, 1/1/43	NR/NR	646,997
1,350	Montgomery Medical Clinic Board Rev., Jackson Hospital & Clinic, 5.25%, 3/1/31	Baa2/BBB−	1,257,714

			4,587,976

	Alaska–1.2%
3,280	Borough of Matanuska-Susitna Rev., Goose Creek Correctional Center, 6.00%, 9/1/32 (AGC)	Aa2/AAA	3,766,818
900	Industrial Dev. & Export Auth. Rev., Boys & Girls Home, 6.00%,12/1/36	NR/NR	639,819
2,400	Northern Tobacco Securitization Corp. Rev., 5.00%, 6/1/46, Ser. A	Baa3/NR	1,594,872

			6,001,509

	Arizona–4.7%
5,000	Apache Cnty. Industrial Dev. Auth. Rev., Tucson Electric Power Co. Project, 5.875%, 3/1/33, Ser. B	Baa3/BBB−	5,013,950
	Health Facs. Auth. Rev.,
2,050	Banner Health, 5.50%, 1/1/38, Ser. D	NR/A+	2,098,667
2,750	Beatitudes Campus Project, 5.20%, 10/1/37	NR/NR	2,101,165
	Pima Cnty. Industrial Dev. Auth. Rev., Tucson Electric Power Co., Ser. A,
1,750	4.95%, 10/1/20	Baa3/BBB−	1,758,400
4,150	6.375%, 9/1/29	Baa3/BBB−	4,250,928
5,000	Salt River Project Agricultural Improvement & Power Dist. Rev., 5.00%, 1/1/39, Ser. A (k)	Aa1/AA	5,257,850
4,200	Salt Verde Financial Corp. Rev., 5.00%, 12/1/37	A3/A	3,794,742

			24,275,702

	Arkansas–0.4%
8,500	Dev. Finance Auth. Rev., Arkansas Cancer Research Center Project, zero coupon, 7/1/36 (AMBAC)	Aa3/NR	2,180,930

	California–8.0%
3,000	Chula Vista Rev., San Diego Gas & Electric, 5.875%, 2/15/34, Ser. B	Aa3/A+	3,316,140
6,000	Golden State Tobacco Securitization Corp. Rev., 5.00%, 6/1/33, Ser. A-1	Baa3/BBB	4,852,140
2,000	Health Facs. Financing Auth. Rev., Catholic Healthcare West, 6.00%, 7/1/39, Ser. A	A2/A	2,104,800
4,175	Montebello Unified School Dist., GO, 5.00%, 8/1/33 (AGM)	Aa3/AAA	4,228,148
5,000	Orange Cnty. Airport Rev., 5.25%, 7/1/39, Ser. A	Aa3/AA−	5,097,950

8 PIMCO Municipal Income Funds Annual Report   4.30.10

PIMCO Municipal Income Fund Schedule of Investments
April 30, 2010 (continued)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)*	Value

	California (continued)
	State, GO,
$300	5.00%, 6/1/37	A1/A−	$296,913
4,200	6.00%, 4/1/38	A1/A−	4,567,878
	Statewide Communities Dev. Auth. Rev.,
1,000	Catholic Healthcare West, 5.50%, 7/1/31, Ser. E	A2/A	1,021,250
	Methodist Hospital Project (FHA),
2,600	6.625%, 8/1/29	Aa2/AA	2,969,278
9,500	6.75%, 2/1/38	Aa2/AA	10,784,875
4,000	Whittier Union High School Dist., GO, zero coupon, 8/1/25	NR/AA−	1,661,320

			40,900,692

	Colorado–0.5%
500	Confluence Metropolitan Dist. Rev., 5.45%, 12/1/34	NR/NR	345,560
500	Public Auth. for Colorado Energy Rev., 6.50%, 11/15/38	A2/A	546,295
1,500	Univ. of Colorado Rev., 5.375%, 6/1/38, Ser. A	Aa3/AA−	1,606,065

			2,497,920

	Connecticut–0.2%
1,000	State Dev. Auth. Rev., Connecticut Light & Power Co., 5.85%, 9/1/28, Ser. A	Baa1/BBB	1,017,750

	Delaware–0.2%
900	State Economic Dev. Auth. Rev., Delmarva Power & Light Co., 5.40%, 2/1/31	Baa2/BBB	916,218

	District of Columbia–1.4%
2,500	Dist. of Columbia Rev., Brookings Institution, 5.75%, 10/1/39	Aa3/A+	2,767,700
4,175	Tobacco Settlement Financing Corp. Rev., 6.25%, 5/15/24	Baa3/BBB	4,222,261

			6,989,961

	Florida–4.0%
895	Beacon Lakes Community Dev. Dist., Special Assessment, 6.00%, 5/1/38, Ser. A	NR/NR	758,897
4,000	Broward Cnty. Water & Sewer Rev., 5.25%, 10/1/34, Ser. A (k)	Aa2/AA	4,173,720
500	Lee Cnty. Industrial Dev. Auth. Rev., Sara Lee Charter Foundation, 5.375%, 6/15/37, Ser. A	NR/BB	370,690
3,000	Miami-Dade Cnty. Airport Rev., 5.50%, 10/1/36, Ser. A	A2/A−	3,054,960
1,250	Miami-Dade Cnty. School Board, CP, 5.375%, 2/1/34, Ser. A (AGC)	Aa3/AAA	1,295,300
3,900	State Board of Education, GO, 5.00%, 6/1/38, Ser. D (k)	Aa1/AAA	4,103,151
5,685	State Board of Governors Rev., Florida Univ., 6.50%, 7/1/33	Aa2/AA	6,505,687

			20,262,405

4.30.10   PIMCO Municipal Income Funds Annual Report 9

PIMCO Municipal Income Fund Schedule of Investments
April 30, 2010 (continued)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)*	Value

	Florida (continued)
	Georgia–0.4%
$2,300	Medical Center Hospital Auth. Rev., Spring Harbor Green Island Project, 5.25%, 7/1/37	NR/NR	$1,827,534

	Illinois–5.0%
5,000	Chicago, GO, 5.00%, 1/1/34, Ser. C (k)	Aa2/AA−	5,091,100
10,115	Chicago Board of Education School Reform, GO, zero coupon, 12/1/31, Ser. A (FGIC-NPFGC)	Aa2/AA−	3,047,043
1,250	Chicago Motor Fuel Tax Rev., 5.00%, 1/1/38, Ser. A (AGC)	Aa3/AAA	1,280,262
	Finance Auth. Rev.,
1,000	Memorial Health Systems, 5.50%, 4/1/39	A1/A+	1,002,790
400	OSF Healthcare System, 7.125%, 11/15/37, Ser. A	A2/A	449,088
	Univ. of Chicago,
190	5.25%, 7/1/41, Ser. A	Aa1/AA	193,509
10,000	5.50%, 7/1/37, Ser. B (k)	Aa1/AA	11,012,600
1,900	Springfield Electric Rev., 5.00%, 3/1/36	Aa3/AA−	1,908,417
1,495	Univ. of Illinois Rev., 5.25%, 4/1/32, Ser. B (FGIC-NPFGC)	Aa3/AA−	1,505,570

			25,490,379

	Indiana–0.7%
	Finance Auth. Rev.,
1,500	Duke Energy Indiana, Inc., 6.00%, 8/1/39, Ser. B	NR/A	1,616,670
1,000	U.S. Steel Corp., 6.00%, 12/1/26 (e)	Ba2/BB	1,000,000
1,000	Municipal Power Agcy. Rev., 6.00%, 1/1/39, Ser. B	A1/A+	1,073,850

			3,690,520

	Iowa–1.8%
	Finance Auth. Rev.,
4,890	Deerfield Retirement Community, Inc., 5.50%, 11/15/37, Ser. A	NR/NR	3,346,129
	Edgewater LLC Project,
3,500	6.75%, 11/15/37	NR/NR	3,265,010
1,500	6.75%, 11/15/42	NR/NR	1,373,760
1,600	Wedum Walnut Ridge LLC Project, 5.625%, 12/1/45, Ser. A (b)	NR/NR	1,062,928

			9,047,827

	Kansas–1.5%
1,000	Dev. Finance Auth. Rev., Adventist Health, 5.75%, 11/15/38	A1/AA−	1,069,580
1,000	Lenexa City, Tax Allocation, Center East Project, 6.00%, 4/1/27	NR/NR	831,620
650	Manhattan Rev., Meadowlark Hills Retirement, 5.125%, 5/15/42, Ser. B	NR/NR	499,109
5,000	Wichita Hospital Rev., Facs. Improvements, 5.625%, 11/15/31, Ser. III	NR/A+	5,097,000

			7,497,309

10 PIMCO Municipal Income Funds Annual Report   4.30.10

PIMCO Municipal Income Fund Schedule of Investments
April 30, 2010 (continued)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)*	Value

	Kentucky–0.8%
	Economic Dev. Finance Auth. Rev., Baptist Healthcare Systems, Ser. A,
$1,000	5.375%, 8/15/24	Aa3/NR	$1,083,050
1,200	5.625%, 8/15/27	Aa3/NR	1,298,544
1,000	Owensboro Healthcare Systems, 6.375%, 6/1/40, Ser. A	Baa2/NR	1,027,980
760	St. Luke’s Hospital, 6.00%, 10/1/19, Ser. B	A3/A	762,592

			4,172,166

	Louisiana–6.1%
	Local Gov’t Environmental Facs. & Community Dev. Auth. Rev.,
3,930	Capital Projects & Equipment Acquisition, 6.55%, 9/1/25 (ACA)	NR/NR	3,549,772
750	Woman’s Hospital Foundation, 5.875%, 10/1/40, Ser. A	A3/BBB+	744,172
27,895	Tobacco Settlement Financing Corp. Rev., 5.875%, 5/15/39, Ser. 2001-B	Baa3/BBB	26,971,676

			31,265,620

	Maryland–0.3%
1,500	Economic Dev. Corp. Rev., 5.75%, 6/1/35, Ser. B	Baa3/NR	1,533,285

	Massachusetts–0.4%
550	Dev. Finance Agcy. Rev., Linden Ponds, Inc. Fac., 5.75%, 11/15/35, Ser. A	NR/NR	420,035
1,500	State College Building Auth. Rev., 5.50%, 5/1/39, Ser. A	Aa3/AA−	1,638,870

			2,058,905

	Michigan–2.3%
1,000	Detroit, GO, 5.375%, 4/1/17, Ser. A-1 (NPFGC)	Baa1/A	923,990
4,550	Garden City Hospital Finance Auth. Rev., 5.00%, 8/15/38, Ser. A	NR/NR	2,985,300
	Royal Oak Hospital Finance Auth. Rev., William Beaumont Hospital,
50	5.25%, 11/15/35, Ser. M (NPFGC)	A1/A	46,110
1,500	8.25%, 9/1/39	A1/A	1,786,695
4,000	State Hospital Finance Auth. Rev., Detroit Medical Center, 6.25%, 8/15/13, Ser. A	Ba3/BB−	4,012,240
2,000	Strategic Fund Rev., Detroit Edison Co. Pollution Control, 5.45%, 9/1/29, Ser. C	A2/A−	2,012,740

			11,767,075

	Minnesota–0.4%
95	Agricultural & Economic Dev. Board Rev., Health Care Systems, 6.375%, 11/15/29, Ser. A	A2/A	96,571
1,500	St. Louis Park Rev., Nicollett Health Services, 5.75%, 7/1/39	NR/A	1,505,160
500	Washington Cnty. Housing & Redev. Auth. Rev., Birchwood & Woodbury Projects, 5.625%, 6/1/37, Ser. A	NR/NR	448,070

			2,049,801

4.30.10   PIMCO Municipal Income Funds Annual Report 11

PIMCO Municipal Income Fund Schedule of Investments
April 30, 2010 (continued)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)*	Value

	Missouri–0.2%
$1,000	Joplin Industrial Dev. Auth. Rev., Christian Homes, Inc., 5.75%, 5/15/26, Ser. F	NR/NR	$822,170

	Montana–0.2%
1,000	Forsyth Pollution Control Rev., 5.00%, 5/1/33, Ser. A	A3/A−	1,017,850

	Nevada–3.1%
5,000	Clark Cnty., GO, 4.75%, 6/1/30 (AGM)	Aa1/AAA	5,007,650
	Washoe Cnty., Water & Sewer, GO (NPFGC),
9,755	5.00%, 1/1/35	Aa2/AA	9,888,546
1,030	5.00%, 1/1/35 (Pre-refunded @ $100, 1/1/16) (c)	Aa2/AA	1,185,509

			16,081,705

	New Hampshire–0.6%
3,000	Business Finance Auth. Pollution Control Rev., Connecticut Light & Power Co., 5.85%, 12/1/22, Ser. A	Baa1/BBB	3,053,250

	New Jersey–5.5%
16,550	Economic Dev. Auth., Special Assessment, Kapkowski Road Landfill Project, 5.75%, 4/1/31	Baa3/NR	16,489,096
2,000	Economic Dev. Auth. Rev., School Facs. Construction, 5.50%, 12/15/34, Ser. Z (AGC)	Aa3/AAA	2,198,280
1,000	Health Care Facs. Financing Auth. Rev., Trinitas Hospital, 5.25%, 7/1/30, Ser. A	Baa3/BBB−	857,570
2,000	State Turnpike Auth. Rev., 5.25%, 1/1/40, Ser. E	A3/A+	2,113,780
9,100	Tobacco Settlement Financing Corp. Rev., 5.00%, 6/1/41, Ser. 1-A	Baa3/BBB	6,333,236

			27,991,962

	New Mexico–1.8%
2,500	Farmington Pollution Control Rev., 5.80%, 4/1/22, Ser. A	Baa3/BB+	2,506,825
6,400	Hospital Equipment Loan Council Rev., Presbyterian Healthcare, 5.00%, 8/1/39	Aa3/AA−	6,456,064

			8,962,889

	New York–6.8%
	Liberty Dev. Corp. Rev., Goldman Sachs Headquarters,
7,500	5.25%, 10/1/35	A1/A	7,562,700
3,000	5.50%, 10/1/37	A1/A	3,126,030
4,200	Nassau Cnty. Industrial Dev. Agcy. Rev., Amsterdam at Harborside, 6.70%, 1/1/43, Ser. A	NR/NR	3,961,776
	New York City Municipal Water Finance Auth. Water & Sewer Rev.,
13,000	5.00%, 6/15/26, Ser. E (k)	Aa1/AAA	13,327,600
670	5.00%, 6/15/37, Ser. D (k)	Aa1/AAA	700,036
3,000	Second Generation Resolutions, 5.00%, 6/15/39, Ser. GG-1	Aa2/AA+	3,159,090

12 PIMCO Municipal Income Funds Annual Report   4.30.10

PIMCO Municipal Income Fund Schedule of Investments
April 30, 2010 (continued)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)*	Value

	New York (continued)
$1,000	State Dormitory Auth. Rev., 5.00%, 3/15/38, Ser. A	NR/AAA	$1,052,580
1,625	Westchester Cnty. Healthcare Corp. Rev., 5.875%, 11/1/25, Ser. A	Baa1/BBB	1,625,390

			34,515,202

	North Carolina–0.3%
570	Capital Facs. Finance Agcy. Rev., Duke Univ. Project, 5.125%, 10/1/41, Ser. A	Aa1/AA+	577,803
1,500	Medical Care Commission Rev., Village at Brookwood, 5.25%, 1/1/32	NR/NR	1,072,545

			1,650,348

	Ohio–2.8%
11,000	Buckeye Tobacco Settlement Financing Auth. Rev., 5.875%, 6/1/47, Ser. A-2	Baa3/BBB	8,257,150
500	Higher Educational Fac. Commission Rev., Univ. Hospital Health Systems, 6.75%, 1/15/39, Ser. 2009-A	A2/A	534,010
	Lorain Cnty. Hospital Rev., Catholic Healthcare, Ser. A,
2,500	5.625%, 10/1/17	A1/AA−	2,590,025
2,565	5.75%, 10/1/18	A1/AA−	2,653,133
500	Montgomery Cnty. Rev., Miami Valley Hospital, 6.25%, 11/15/39, Ser. A	Aa3/NR	524,005

			14,558,323

	Oregon–0.5%
2,000	Oregon Health & Science Univ. Rev., 5.75%, 7/1/39, Ser. A	A2/BBB+	2,177,940
600	State Department of Administrative Services, CP, 5.25%, 5/1/39, Ser. A	Aa2/AA−	631,608

			2,809,548

	Pennsylvania–6.0%
5,000	Geisinger Auth. Rev., 5.25%, 6/1/39, Ser. A	Aa2/AA	5,101,050
2,000	Harrisburg Auth. Rev., Harrisburg Univ. of Science, 6.00%, 9/1/36, Ser. B	NR/NR	1,745,680
	Higher Educational Facs. Auth. Rev.,
750	Thomas Jefferson Univ., 5.00%, 3/1/40	A1/AA−	770,460
6,200	UPMC Health System, 6.00%, 1/15/31, Ser. A (Pre-refunded @ $101, 1/15/11) (c)	Aa3/A+	6,503,242
	Lancaster Cnty. Hospital Auth. Rev., Brethren Village Project, Ser. A,
750	6.25%, 7/1/26	NR/NR	733,537
85	6.375%, 7/1/30	NR/NR	81,688
1,100	Luzerne Cnty. Industrial Dev. Auth. Rev., Pennsylvania American Water Co., 5.50%, 12/1/39	A2/A	1,128,765
7,000	Philadelphia, GO, 5.25%, 12/15/32, Ser. A (AGM)	Aa3/AAA	7,239,610

4.30.10   PIMCO Municipal Income Funds Annual Report 13

PIMCO Municipal Income Fund Schedule of Investments
April 30, 2010 (continued)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)*	Value

	Pennsylvania (continued)
$4,700	Philadelphia Hospitals & Higher Education Facs. Auth. Rev., Temple Univ. Hospital, 6.625%, 11/15/23, Ser. A	Baa3/BBB	$4,700,846
500	Philadelphia Water Rev., 5.25%, 1/1/36, Ser. A	A1/A	515,035
2,000	Turnpike Commission Rev., 5.125%, 12/1/40, Ser. D	A2/A−	2,041,640

			30,561,553

	Puerto Rico–0.7%
135	Commonwealth of Puerto Rico, Public Improvements, GO, 5.00%, 7/1/35, Ser. B	A3/BBB−	128,142
	Sales Tax Financing Corp. Rev., Ser. A,
32,550	zero coupon, 8/1/54 (AMBAC)	Aa2/AA−	2,031,446
29,200	zero coupon, 8/1/56	Aa2/AA−	1,622,060

			3,781,648

	Rhode Island–4.5%
23,800	Tobacco Settlement Financing Corp. Rev., 6.25%, 6/1/42, Ser. A	Baa3/BBB	22,846,334

	South Carolina–1.4%
	Greenwood Cnty. Hospital Rev., Self Memorial Hospital,
3,500	5.50%, 10/1/21	A2/A	3,554,145
2,000	5.50%, 10/1/26	A2/A	2,018,440
450	Jobs-Economic Dev. Auth. Rev., Lutheran Homes, 5.50%, 5/1/28	NR/NR	402,233
1,000	State Public Service Auth. Rev., 5.25%, 1/1/39, Ser. B	Aa2/AA−	1,070,240

			7,045,058

	Tennessee–4.5%
940	Memphis Health Educational & Housing Fac. Board Rev., Wesley Housing Corp. Project, 6.95%, 1/1/20 (a)(b)(f)(m) (acquisition cost-$935,300; purchased 6/29/01)	NR/NR	470,000
5,000	Metropolitan Gov’t Nashville & Davidson Cnty. Health & Educational Facs. Board Rev., Vanderbilt Univ., 5.00%, 10/1/39, Ser. B (k)	Aa2/AA	5,340,051
	Tennessee Energy Acquisition Corp. Rev.,
370	5.00%, 2/1/21, Ser. C	Baa1/A	361,856
5,000	5.00%, 2/1/27, Ser. C	Baa1/A	4,717,900
6,460	5.25%, 9/1/17, Ser. A	Ba3/BB+	6,537,778
600	5.25%, 9/1/21, Ser. A	Ba3/BB+	593,904
300	5.25%, 9/1/22, Ser. A	Ba3/BB+	295,434
5,000	5.25%, 9/1/24, Ser. A	Ba3/BB+	4,867,150

			23,184,073

	Texas–8.6%
10,000	Coppell Independent School Dist., GO, zero coupon, 8/15/29 (PSF-GTD)	Aaa/AAA	4,145,700

14 PIMCO Municipal Income Funds Annual Report   4.30.10

PIMCO Municipal Income Fund Schedule of Investments
April 30, 2010 (continued)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)*	Value

	Texas (continued)
$1,200	Dallas Rev., Dallas Civic Center, 5.25%, 8/15/38 (AGC)	Aa3/AAA	$1,235,424
20	Duncanville Independent School Dist., GO, 5.25%, 2/15/32, Ser. B (PSF-GTD)	Aaa/AAA	20,437
285	Mansfield Independent School Dist., GO, 5.25%, 2/15/23 (PSF-GTD)	Aaa/AAA	290,344
	Municipal Gas Acquisition & Supply Corp. I Rev.,
6,500	5.25%, 12/15/23, Ser. A	A2/A	6,424,990
150	5.25%, 12/15/25, Ser. A	A2/A	146,556
6,500	6.25%, 12/15/26, Ser. D	A2/A	7,025,980
	North Harris Cnty. Regional Water Auth. Rev.,
4,200	5.25%, 12/15/33	A1/A+	4,307,982
4,200	5.50%, 12/15/38	A1/A+	4,345,236
	North Texas Tollway Auth. Rev.,
3,000	5.25%, 1/1/44, Ser. C	A2/A−	3,010,140
6,050	5.625%, 1/1/33, Ser. A	A2/A−	6,314,990
600	5.75%, 1/1/33, Ser. F	A3/BBB+	622,494
400	State Public Finance Auth. Rev., 5.875%, 12/1/36, Ser. A	Baa3/BBB−	388,212
4,000	Tarrant Cnty. Cultural Education Facs. Finance Corp. Rev., Baylor Health Care Systems Project, 6.25%, 11/15/29	Aa2/AA−	4,446,280
1,000	Uptown Dev. Auth., Tax Allocation, Infrastructure Improvement Facs., 5.50%, 9/1/29	NR/BBB+	1,001,290

			43,726,055

	U. S. Virgin Islands–0.1%
500	Virgin Islands Public Finance Auth. Rev., 5.00%, 10/1/39, Ser. A-1	Baa2/BBB	481,355

	Utah–1.4%
7,000	Salt Lake Cnty. Rev., IHC Health Services, 5.125%, 2/15/33 (AMBAC)	WR/AA+	7,233,380

	Virginia–0.6%
1,000	Fairfax Cnty. Industrial Dev. Auth. Rev., Inova Health Systems, 5.50%, 5/15/35, Ser. A	Aa2/AA+	1,071,210
2,000	Peninsula Town Center Community Dev. Auth. Rev., 6.45%, 9/1/37	NR/NR	1,942,340

			3,013,550

	Washington–1.1%
	Health Care Facs. Auth. Rev.,
700	Multicare Health Systems, 6.00%, 8/15/39, Ser. B (AGC)	Aa3/AAA	749,784
250	Seattle Cancer Care Alliance, 7.375%, 3/1/38	A3/NR	278,875
2,000	Virginia Mason Medical Center, 6.125%, 8/15/37, Ser. A	Baa2/BBB	2,064,260

4.30.10   PIMCO Municipal Income Funds Annual Report 15

PIMCO Municipal Income Fund Schedule of Investments
April 30, 2010 (continued)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)*	Value

	Washington (continued)
	State Housing Finance Commission Rev., Skyline at First Hill Project, Ser. A,
$275	5.25%, 1/1/17	NR/NR	$241,827
3,600	5.625%, 1/1/38	NR/NR	2,469,960

			5,804,706

	Wisconsin–2.7%
	Health & Educational Facs. Auth. Rev.,
2,230	Kenosha Hospital & Medical Center Project, 5.625%, 5/15/29	NR/A	2,230,290
500	Prohealth Care, Inc., 6.625%, 2/15/39	A1/A+	541,590
10,000	State Rev., 6.00%, 5/1/36, Ser. A	Aa3/AA−	10,990,300

			13,762,180

	Total Municipal Bonds & Notes (cost–$467,360,687)		482,934,623

VARIABLE RATE NOTES (a)(d)(h)(g)–3.3%
	Illinois–1.4%
7,253	Cook Cnty., GO, 9.03%, 11/15/28, Ser. 458 (FGIC)	Aa3/NR	7,385,801

	Texas–0.4%
1,000	JPMorgan Chase Putters/Drivers Trust, GO, 9.25%, 2/1/17, Ser. 3480	NR/AA+	1,101,450
	JPMorgan Chase Putters/Drivers Trust Rev.,
200	9.76%, 2/1/27, Ser. 3224	Aa1/NR	239,660
600	9.859%, 10/1/31, Ser. 3227	NR/AAA	717,150

			2,058,260

	Washington–1.5%
6,670	JPMorgan Chase Putters/Drivers Trust, GO, 13.445%, 8/1/28, Ser. 3388	NR/AA+	7,695,979

	Total Variable Rate Notes (cost–$15,302,393)		17,140,040

SHORT-TERM INVESTMENTS–2.1%
Corporate Notes–2.1%
	Financial Services–2.1%
10,000	American General Finance Corp., 4.625%, 9/1/10 (j)	B2/B	9,983,150
600	International Lease Finance Corp., 0.472%, 5/24/10, FRN	B1/BB+	599,990

	Total Short-Term Investments (cost–$9,636,741)		10,583,140

	Total Investments (cost–$492,299,821)–100.0%		$510,657,803

16 PIMCO Municipal Income Funds Annual Report   4.30.10

PIMCO California Municipal Income Fund Schedule of Investments
April 30, 2010

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)*	Value

CALIFORNIA MUNICIPAL BONDS & NOTES–92.2%
$1,000	Assoc. of Bay Area Gov’t Finance Auth. for Nonprofit Corps., Channing House, CP, 5.375%, 2/15/19	NR/BBB−	$981,760
1,000	Assoc. of Bay Area Gov’t Finance Auth. for Nonprofit Corps. Rev., Poway Housing, Inc. Project, 5.375%, 11/15/25, Ser. A (CA Mtg. Ins.)	NR/A−	1,000,680
10,000	Bay Area Toll Auth. Rev., San Francisco Bay Area, 5.00%, 4/1/34, Ser. F-1	Aa3/AA	10,464,600
5,000	Chula Vista Rev., San Diego Gas & Electric, 5.875%, 2/15/34, Ser. B	Aa3/A+	5,526,900
650	City & Cnty. of San Francisco, Capital Improvement Projects, CP, 5.25%, 4/1/31, Ser. A	Aa3/AA−	664,813
720	City & Cnty. of San Francisco Redev. Agcy. Rev., Special Tax, 6.125%, 8/1/31, Ser. B	NR/NR	681,925
	Contra Costa Cnty. Public Financing Auth.,
350	Tax Allocation, 5.85%, 8/1/33, Ser. A	NR/BBB	340,862
2,150	Pleasant Hill, 5.125%, 8/1/19	NR/BBB	2,145,915
3,635	Cucamonga Valley Water Dist., CP, 5.125%, 9/1/35 (FGIC-NPFGC)	Aa3/AA−	3,654,084
5,000	Desert Community College Dist., GO, 5.00%, 8/1/37, Ser. C (AGM)	Aa2/AAA	5,072,400
310	Dublin Unified School Dist., GO, zero coupon, 8/1/23, Ser. E	Aa2/AA−	152,322
6,300	Eastern Municipal Water Dist., CP, 5.00%, 7/1/35, Ser. H	Aa2/AA	6,499,647
	Educational Facs. Auth. Rev.,
	Claremont McKenna College,
1,400	5.00%, 1/1/39	Aa2/NR	1,461,894
10,200	5.00%, 1/1/39 (k)	Aa2/NR	10,650,942
	Univ. of Southern California, Ser. A,
5,000	5.00%, 10/1/38	Aa1/AA+	5,273,400
10,000	5.00%, 10/1/39 (k)	Aa1/AA+	10,539,500
2,975	El Dorado Irrigation Dist. & El Dorado Water Agcy., CP, 5.75%, 8/1/39, Ser. A (AGC)	Aa3/AAA	3,119,168
	El Monte, Department of Public Social Services Fac., CP (AMBAC),
10,790	4.75%, 6/1/30	A2/A+	10,557,368
14,425	Phase II, 5.25%, 1/1/34	A2/NR	14,474,622
1,000	Folsom Redev. Agcy., Tax Allocation, 5.50%, 8/1/36	NR/A	951,960
	Fremont Community Facs. Dist. No. 1, Special Tax,
165	6.00%, 9/1/18	NR/NR	160,738
505	6.00%, 9/1/19	NR/NR	486,264
3,500	6.30%, 9/1/31	NR/NR	3,368,750
	Golden State Tobacco Securitization Corp. Rev.,
9,000	5.00%, 6/1/33, Ser. A-1	Baa3/BBB	7,278,210
3,000	5.00%, 6/1/35, Ser. A (FGIC)	A2/BBB+	2,867,820
6,000	5.00%, 6/1/38, Ser. A (FGIC)	A2/BBB+	5,581,320
1,600	5.00%, 6/1/45 (AMBAC-TCRS)	A2/A−	1,449,440
500	Hartnell Community College Dist., GO, zero coupon, 8/1/34, Ser. D (l)	Aa2/AA−	235,990

4.30.10   PIMCO Municipal Income Funds Annual Report 17

PIMCO California Municipal Income Fund Schedule of Investments
April 30, 2010 (continued)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)*	Value

	Health Facs. Financing Auth. Rev.,
	Adventist Health System, Ser. A,
$4,630	5.00%, 3/1/33	NR/A	$4,376,739
2,000	5.75%, 9/1/39	NR/A	2,034,460
	Catholic Healthcare West, Ser. A,
1,875	5.00%, 7/1/18	A2/A	1,877,344
570	5.00%, 7/1/28	A2/A	561,273
2,000	6.00%, 7/1/34	A2/A	2,060,460
4,000	6.00%, 7/1/39	A2/A	4,209,600
1,000	Children’s Hospital of Orange Cnty., 6.50%, 11/1/38, Ser. A	NR/A	1,071,630
5,315	Northern California Presbyterian, 5.125%, 7/1/18	NR/BBB	5,314,362
1,450	Scripps Health, 5.00%, 11/15/36, Ser. A	A1/AA−	1,437,356
10,590	Kern Cnty., Capital Improvements Projects, CP, 5.75%, 8/1/35, Ser. A (AGC)	Aa3/AAA	11,122,889
	La Quinta Redev. Agcy., Tax Allocation (AMBAC),
10,000	5.10%, 9/1/31	WR/A+	9,332,800
1,000	5.125%, 9/1/32	WR/A+	935,650
500	Lancaster Redev. Agcy., Tax Allocation, 6.875%, 8/1/39	NR/A	555,730
500	Lancaster Redev. Agcy. Rev., Capital Improvements Projects, 5.90%, 12/1/35	NR/A	492,770
1,495	Lincoln Public Financing Auth. Rev., Twelve Bridges, 6.125%, 9/2/27	NR/NR	1,401,667
	Long Beach Bond Finance Auth. Rev., Long Beach Natural Gas, Ser. A,
1,000	5.50%, 11/15/27	A2/A	1,005,580
3,900	5.50%, 11/15/37	A2/A	3,709,173
	Los Angeles Department of Water & Power Rev.,
5,000	4.75%, 7/1/30, Ser. A-2 (AGM) (k)	Aa3/AAA	5,109,750
3,930	5.125%, 7/1/41, Ser. A	Aa2/AA	3,963,719
3,000	5.375%, 7/1/34, Ser. A (k)	Aa2/AA	3,242,100
7,000	5.375%, 7/1/38, Ser. A (k)	Aa3/AA	7,528,150
	Los Angeles Unified School Dist., GO,
10,000	5.00%, 7/1/29, Ser. I (k)	Aa2/AA−	10,401,700
13,000	5.00%, 1/1/34, Ser. I	Aa2/AA−	13,286,650
5,000	5.00%, 1/1/34, Ser. I (k)	Aa2/AA−	5,110,250
250	5.30%, 1/1/34, Ser. D	Aa2/AA−	261,988
200	M-S-R Energy Auth. Rev., 6.50%, 11/1/39, Ser. B	NR/A	217,268
700	Malibu, City Hall Project, CP, 5.00%, 7/1/39, Ser. A	NR/AA+	713,867
2,900	Municipal Finance Auth. Rev., Biola Univ., 5.875%, 10/1/34	Baa1/NR	3,005,241
5,000	Orange Cnty. Sanitation Dist., CP, 5.00%, 2/1/39, Ser. A	NR/AAA	5,167,700
2,145	Patterson Public Financing Auth. Rev., Waste Water Systems Project, 5.50%, 6/1/39 (AGC)	NR/AAA	2,217,630
1,250	Peralta Community College Dist., GO, 5.00%, 8/1/39, Ser. C	NR/AA−	1,274,938
8,305	Riverside Cnty., CP, 5.125%, 11/1/30 (NPFGC)	A1/AA−	8,306,246

18 PIMCO Municipal Income Funds Annual Report   4.30.10

PIMCO California Municipal Income Fund Schedule of Investments
April 30, 2010 (continued)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)*	Value

	Riverside, Special Assessment, Riverwalk Assessment Dist.,
$500	6.15%, 9/2/19	NR/NR	$508,590
1,350	6.375%, 9/2/26	NR/NR	1,359,234
545	San Diego Cnty., CP, 5.25%, 10/1/28	A2/NR	549,524
	San Diego Cnty. Water Auth., CP,
1,000	5.00%, 5/1/32, Ser. A (NPFGC)	Aa2/AA+	1,011,880
6,250	5.00%, 5/1/38, Ser. 2008-A (AGM)	Aa2/AAA	6,386,188
2,000	San Diego Public Facs. Financing Auth. Rev., 5.25%, 5/15/39, Ser. A	Aa3/A+	2,090,620
3,285	San Diego Regional Building Auth. Rev., Cnty. Operations Center & Annex, 5.375%, 2/1/36, Ser. A	Aa3/AA+	3,466,266
4,400	San Diego Unified School Dist., GO, 4.75%, 7/1/27, Ser. D-2 (AGM)	Aa1/AAA	4,507,008
880	San Francisco Bay Area Rapid Transit Dist. Rev., 5.125%, 7/1/36 (AMBAC)	Aa2/AA+	888,545
5,065	San Joaquin Cnty., General Hospital Project, CP, 5.00%, 9/1/20 (NPFGC)	A1/A	4,996,420
	San Joaquin Hills Transportation Corridor Agcy. Rev., Ser. A,
5,000	5.50%, 1/15/28	Ba2/BB−	4,576,450
5,000	5.70%, 1/15/19	Ba2/BB−	5,074,700
230	San Jose, Special Assessment, 5.60%, 9/2/17, Ser. 24-Q	NR/NR	232,732
600	Santa Ana Financing Auth. Rev., 5.60%, 9/1/19, Ser. C	NR/A	603,270
1,815	Santa Clara, Central Park Library Project, CP, 5.00%, 2/1/32 (AMBAC)	Aa2/AA	1,834,747
3,500	Santa Clara Cnty. Financing Auth. Rev., 5.75%, 2/1/41, Ser. A (AMBAC)	A1/A+	3,676,995
1,300	Santa Cruz Cnty. Redev. Agcy., Tax Allocation, Live Oak/Soquel Community, 7.00%, 9/1/36, Ser. A	A1/A	1,445,613
	State, GO,
5,885	5.00%, 9/1/35	A1/A−	5,842,805
3,000	5.00%, 12/1/37	A1/A−	2,968,890
8,000	6.00%, 4/1/38	A1/A−	8,700,720
	State Public Works Board Rev.,
2,000	5.75%, 10/1/30, Ser. G-1	A2/BBB+	2,042,100
2,000	California State Univ., 6.00%, 11/1/34, Ser. J	A1/BBB+	2,112,500
2,000	Regents Univ., 5.00%, 4/1/34, Ser. E	Aa2/AA−	2,037,340
	Statewide Communities Dev. Auth. Rev.,
1,000	American Baptist Homes West, 6.25%, 10/1/39	NR/BBB−	991,950
900	California Baptist Univ., 5.50%, 11/1/38, Ser. A	NR/NR	721,287
1,000	Catholic Healthcare West, 5.50%, 7/1/31, Ser. D	A2/A	1,021,250
5,215	Gross-Gillispie School, 6.625%, 10/1/31	NR/NR	4,868,202
15,250	Henry Mayo Newhall Memorial Hospital, 5.125%, 10/1/30, Ser. A (CA Mtg. Ins.)	NR/A−	14,697,950
1,000	Kaiser Permanente, 5.25%, 3/1/45, Ser. B	NR/A+	976,490
1,000	Lancer Student Housing Project, 7.50%, 6/1/42	NR/NR	1,011,040

4.30.10   PIMCO Municipal Income Funds Annual Report 19

PIMCO California Municipal Income Fund Schedule of Investments
April 30, 2010 (continued)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)*	Value

$3,000	Los Angeles Jewish Home, 5.50%, 11/15/33 (CA St. Mtg.)	NR/A−	$2,881,470
	Methodist Hospital Project (FHA),
2,100	6.625%, 8/1/29	Aa2/AA	2,398,263
7,700	6.75%, 2/1/38	Aa2/AA	8,741,425
	St. Joseph,
100	5.125%, 7/1/24 (NPFGC)	A1/AA−	103,187
3,200	5.75%, 7/1/47, Ser. A (FGIC)	A1/AA−	3,253,856
2,280	St. Marks School, 6.75%, 6/1/28 (a)(b)(m) (acquisition cost-$2,280,000; purchased 7/3/01)	NR/NR	2,336,134
4,000	Sutter Health, 5.50%, 8/15/34, Ser. B	Aa3/A+	4,041,360
8,000	The Internext Group, CP, 5.375%, 4/1/30	NR/BBB	7,396,880
910	Windrush School, 5.50%, 7/1/37	NR/NR	713,995
2,000	Turlock, Emanuel Medical Center, CP, 5.50%, 10/15/37, Ser. B	NR/BBB	1,743,100
	Tustin Unified School Dist., Special Tax, Ser. B,
2,345	5.50%, 9/1/22	NR/NR	2,346,196
2,520	5.60%, 9/1/29	NR/NR	2,410,909
2,000	5.625%, 9/1/32	NR/NR	1,859,500
	Univ. of California Rev.,
8,000	4.75%, 5/15/35, Ser. F (AGM) (k)	Aa1/AAA	8,034,800
10,000	5.00%, 5/15/36, Ser. A (AMBAC)	Aa1/AA	10,210,800
1,000	Western Municipal Water Dist. Facs. Auth. Rev., 5.00%, 10/1/39, Ser. B	NR/AA+	1,031,760
1,000	Westlake Village, CP, 5.00%, 6/1/39	NR/AA+	1,024,670
1,000	Whittier Union High School Dist., GO, zero coupon, 8/1/25	NR/AA−	415,330

	Total California Municipal Bonds & Notes (cost–$372,422,727)		389,094,915

OTHER MUNICIPAL BONDS & NOTES–3.7%
	Illinois–0.3%
1,460	Finance Auth. Rev., Univ. of Chicago, 5.00%, 7/1/33, Ser. A	Aa1/AA	1,495,405

	Iowa–1.8%
8,700	Tobacco Settlement Auth. Rev., 5.60%, 6/1/34, Ser. B	Baa3/BBB	7,535,592

	Louisiana–0.4%
1,750	Tobacco Settlement Financing Corp. Rev., 5.875%, 5/15/39, Ser. 2001-B	Baa3/BBB	1,692,075

	New York–0.1%
450	New York City Municipal Water Finance Auth. Water & Sewer Rev., 5.00%, 6/15/37, Ser. D (k)	Aa1/AAA	470,174

	Puerto Rico–1.0%
1,000	Electric Power Auth. Rev., 5.25%, 7/1/40, Ser. XX	A3/BBB+	1,011,700
3,000	Sales Tax Financing Corp. Rev., 5.50%, 8/1/42, Ser. A	A1/A+	3,137,850

			4,149,550

20 PIMCO Municipal Income Funds Annual Report   4.30.10

PIMCO California Municipal Income Fund Schedule of Investments
April 30, 2010 (continued)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)*	Value

	South Carolina–0.1%
$340	Tobacco Settlement Rev. Management Auth. Rev., 6.375%, 5/15/30, Ser. B	Baa3/BBB	$429,845

	Total Other Municipal Bonds & Notes (cost–$16,490,573)		15,772,641

OTHER VARIABLE RATE NOTES (a)(d)(h)(g)–1.7%
	Illinois–1.7%
6,670	Chicago Water Rev., 13.385%, 5/1/14, Ser. 1419 (AMBAC) (cost–$6,924,028)	NR/AA−	6,957,410

CALIFORNIA VARIABLE RATE NOTES (a)(d)(h)(g)–0.4%
1,670	Sacramento Regional Cnty. Sanitation Dist. Rev., 13.411%, 8/1/13, Ser. 1034 (NPFGC) (cost–$1,823,869)	NR/AA	1,839,405

SHORT-TERM INVESTMENTS–2.0%
Corporate Notes (j)–2.0%
	Financial Services–2.0%
7,800	American General Finance Corp., 4.625%, 9/1/10	B2/B	7,786,857
500	International Lease Finance Corp., 0.472%, 5/24/10, FRN	B1/BB+	499,991

	Total Short-Term Investments (cost–$7,548,306)		8,286,848

	Total Investments (cost–$405,209,503)–100.0%		$421,951,219

4.30.10   PIMCO Municipal Income Funds Annual Report 21

PIMCO New York Municipal Income Fund Schedule of Investments
April 30, 2010

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)*	Value

NEW YORK MUNICIPAL BONDS & NOTES–87.8%
$1,600	Erie Cnty. Industrial Dev. Agcy. Rev., Orchard Park, Inc. Project, 6.00%, 11/15/36, Ser. A	NR/NR	$1,330,096
	Liberty Dev. Corp. Rev., Goldman Sachs Headquarters,
120	5.25%, 10/1/35	A1/A	121,003
11,290	5.25%, 10/1/35 (k)	A1/A	11,384,385
1,925	5.50%, 10/1/37	A1/A	2,005,869
	Long Island Power Auth. Rev.,
750	5.00%, 9/1/34, Ser. A (AMBAC)	A3/A−	761,295
2,300	5.75%, 4/1/39, Ser. A	A3/A−	2,508,932
	Metropolitan Transportation Auth. Rev.,
8,150	5.00%, 7/1/30, Ser. A (AMBAC)	Aa3/AA−	8,328,159
1,375	5.125%, 1/1/29, Ser. A	Aa3/AA−	1,410,283
2,000	5.25%, 11/15/31, Ser. E	A2/A	2,062,420
1,600	Nassau Cnty. Industrial Dev. Agcy. Rev., Amsterdam at Harborside, 6.70%, 1/1/43, Ser. A	NR/NR	1,509,248
5	New York City, GO, 5.25%, 6/1/28, Ser. J	Aa2/AA	5,195
	New York City Industrial Dev. Agcy. Rev.,
1,000	Liberty Interactive Corp., 5.00%, 9/1/35	Ba2/BB+	878,800
900	Queens Baseball Stadium, 6.50%, 1/1/46 (AGC)	Aa3/AAA	997,173
1,820	Vaughn College Aeronautics, 5.25%, 12/1/36, Ser. B	NR/BB+	1,447,173
3,200	Yankee Stadium, 7.00%, 3/1/49 (AGC)	Aa3/AAA	3,661,568
	New York City Municipal Water Finance Auth. Water & Sewer Rev.,
5,105	4.75%, 6/15/31, Ser. A (FGIC-NPFGC)	Aa1/AAA	5,106,174
3,000	5.00%, 6/15/32, Ser. A	Aa1/AAA	3,062,340
2,500	5.00%, 6/15/40, Ser. FF-2	Aa2/AA+	2,630,650
5,000	5.125%, 6/15/33, Ser. C	Aa1/AAA	5,156,800
5,000	5.25%, 6/15/25, Ser. D	Aa1/AAA	5,191,500
5,000	Second Generation Resolutions, 4.75%, 6/15/35, Ser. DD (k)	Aa2/AA+	5,078,150
	New York City Transitional Finance Auth. Rev.,
2,150	4.75%, 11/1/23, Ser. B	Aaa/AAA	2,166,146
5,000	5.25%, 1/15/39, Ser. S-3	Aa3/AA−	5,303,950
300	New York City Trust for Cultural Res. Rev., Julliard School, 5.00%, 1/1/34, Ser. A	Aa2/AA	318,144
1,000	Niagara Falls Public Water Auth. Water & Sewer Rev., 5.00%, 7/15/34, Ser. A (NPFGC)	Baa1/A	1,016,740
	Port Auth. of New York & New Jersey Rev., Ser. 132,
2,000	5.00%, 9/1/29	Aa2/AA−	2,080,960
4,300	5.00%, 9/1/38	Aa2/AA−	4,432,053
	State Dormitory Auth. Rev.,
3,850	Lenox Hill Hospital, 5.50%, 7/1/30	Ba1/NR	3,665,162
	Memorial Sloan-Kettering Center,
2,500	4.50%, 7/1/35, Ser. A-1	Aa2/AA	2,525,375
4,000	5.00%, 7/1/34, Ser. 1	Aa2/AA	4,076,840
1,825	Mount Sinai Health, 6.50%, 7/1/25, Ser. A	A2/NR	1,850,605

22 PIMCO Municipal Income Funds Annual Report   4.30.10

PIMCO New York Municipal Income Fund Schedule of Investments
April 30, 2010 (continued)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)*	Value

$1,300	Mount Sinai School of Medicine, 5.125%, 7/1/39	A3/A−	$1,317,459
1,500	New York Univ. Hospitals Center, 5.00%, 7/1/26, Ser. A	Baa2/BBB	1,507,785
300	North Shore-Long Island Jewish Health System, 5.50%, 5/1/37, Ser. A	Baa1/A−	308,565
4,995	NY & Presbyterian Hospital, 4.75%, 8/1/27 (AMBAC-FHA)	WR/NR	4,994,650
2,900	Orange Regional Medical Center, 6.25%, 12/1/37	Ba1/NR	2,803,807
1,000	Pratt Institute, 5.125%, 7/1/39, Ser. C (AGC)	Aa3/NR	1,050,250
	Teachers College,
1,500	5.00%, 7/1/32 (NPFGC)	A1/NR	1,519,155
1,800	5.50%, 3/1/39	A1/NR	1,890,954
1,275	Winthrop Univ. Hospital Assoc., 5.25%, 7/1/31, Ser. A (AMBAC)	WR/NR	1,285,493
2,000	State Environmental Facs. Corp. Rev., New York City Municipal Water Project, 5.125%, 6/15/31, Ser. D	Aaa/AAA	2,062,220
1,800	State Urban Dev. Corp. Rev., 5.00%, 3/15/36, Ser. B-1 (k)	NR/AAA	1,904,166
250	Suffolk Cnty. Industrial Dev. Agcy. Rev., New York Institute of Technology, 5.00%, 3/1/26	Baa2/BBB+	253,618
	Triborough Bridge & Tunnel Auth. Rev.,
755	5.00%, 1/1/32, Ser. A	Aa2/AA−	773,883
3,000	5.25%, 11/15/34, Ser. A-2 (k)	Aa2/AA−	3,232,710
800	Troy Rev., Rensselaer Polytechnic Institute, 5.125%, 9/1/40, Ser. A	A3/A	816,992
2,945	Warren & Washington Cntys. Industrial Dev. Agcy. Rev., Glens Falls Hospital Project, 5.00%, 12/1/27, Ser. C (AGM)	Aa3/AAA	3,024,279
400	Yonkers Industrial Dev. Agcy. Rev., Sarah Lawrence College Project, 6.00%, 6/1/41, Ser. A	NR/BBB+	416,144

	Total New York Municipal Bonds & Notes (cost–$117,006,648)		121,235,318

OTHER MUNICIPAL BONDS & NOTES–8.5%
	California–1.1%
1,500	Los Angeles Department of Water & Power Rev., 5.00%, 7/1/39, Ser. A-1 (AMBAC)	Aa3/AA−	1,551,855

	Louisiana–0.5%
750	Tobacco Settlement Financing Corp. Rev., 5.875%, 5/15/39, Ser. 2001-B	Baa3/BBB	725,175

	Puerto Rico–6.5%
	Aqueduct & Sewer Auth. Rev., Ser. A,
3,100	6.00%, 7/1/38	Baa1/BBB−	3,264,982
1,000	6.00%, 7/1/44	Baa3/BBB−	1,049,160
1,000	Electric Power Auth. Rev., 5.25%, 7/1/40, Ser. XX	A3/BBB+	1,011,700
	Sales Tax Financing Corp. Rev., Ser. A,
2,000	5.50%, 8/1/42	A1/A+	2,091,900
1,500	5.75% ,8/1/37	A1/A+	1,609,845

			9,027,587

	U. S. Virgin Islands–0.4%
500	Virgin Islands Public Finance Auth. Rev., 5.00%, 10/1/39, Ser. A-1	Baa2/BBB	481,355

	Total Other Municipal Bonds & Notes (cost–$10,884,550)		11,785,972

4.30.10   PIMCO Municipal Income Funds Annual Report 23

PIMCO New York Municipal Income Fund Schedule of Investments
April 30, 2010 (continued)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)*	Value

OTHER VARIABLE RATE NOTES (h)–1.4%
	Puerto Rico–1.4%
$2,500	Commonwealth of Puerto Rico, Public Improvements, GO, 0.817%, 7/1/19, Ser. A (AGC) (cost–$2,143,811)	Aa3/AAA	$1,947,575

SHORT-TERM INVESTMENTS–2.3%
Corporate Notes–2.2%
	Financial Services–2.2%
2,900	American General Finance Corp., 4.625%, 9/1/10 (j)	B2/B	2,895,113
200	International Lease Finance Corp., 0.472%, 5/24/10, FRN	B1/BB+	199,997

	Total Corporate Notes (cost–$2,820,369)		3,095,110

New York Variable Rate Demand Notes (h)(i)–0.1%
100	Tompkins Cnty. Industrial Dev. Agcy. Rev., Cornell Univ., 0.24%, 5/3/10, Ser. A-1 (cost–$100,000)	VMIG1/A-1+	100,000

	Total Short-Term Investments (cost–$2,920,369)		3,195,110

	Total Investments (cost–$132,955,378)–100.0%		$138,163,975

24 PIMCO Municipal Income Funds Annual Report   4.30.10

PIMCO Municipal Income Funds Notes to Schedules of Investments
April 30, 2010

Notes to Schedules of Investments:

*	Unaudited.

(a)	Private Placement – Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $17,610,040, representing 3.4% of total investments in Municipal Income and $11,132,949, representing 2.6% of total investments in California Municipal Income.
(b)	Illiquid.

(c)	Pre-refunded bonds are collateralized by U.S. Government or other eligible securities which are held in escrow and used to pay principal and interest and retire the bonds at the earliest refunding date (payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate).

(d)	144A – Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.
(e)	When-issued. To be settled after April 30, 2010.

(f)	In default.

(g)	Inverse Floater – The interest rate shown bears an inverse relationship to the interest rate on another security or the value of an index. The interest rate disclosed reflects the rate in effect on April 30, 2010.
(h)	Variable Rate Notes – Instruments whose interest rates change on specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). The interest rate disclosed reflects the rate in effect on April 30, 2010.

(i)	Maturity date shown is date of next put.
(j)	All or partial amount segregated as collateral for reverse repurchase agreements.

(k)	Residual Interest Bonds held in Trust – Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund acquired the residual interest certificates. These securities serve as collateral in a financing transaction.

(l)	Step Bond – Coupon is a fixed rate for an initial period then resets at a specific date and rate.

(m)	Restricted. Such securities aggregate cost is $935,300 and $2,280,000 in Municipal Income and California Income, respectively. The aggregate market value of $470,000 and $2,336,134 is approximately 0.1% and 0.6% of investments in Municipal Income and California Income, respectively.

Glossary:
ACA – insured by American Capital Access Holding Ltd.
AGC – insured by Assured Guaranty Corp.
AGM – insured by Assured Guaranty Municipal Corp.
AMBAC – insured by American Municipal Bond Assurance Corp.
CA Mtg. Ins. – insured by California Mortgage Insurance
CA St. Mtg. – insured by California State Mortgage
CP – Certificates of Participation
FGIC – insured by Financial Guaranty Insurance Co.
FHA – insured by Federal Housing Administration
FRN – Floating Rate Note. The interest rate disclosed reflects the rate in effect on April 30, 2010.
GO – General Obligation Bond
GTD – Guaranteed
NPFGC – insured by National Public Finance Guarantee Corp.
NR – Not Rated
PSF – Public School Fund
TCRS – Temporary Custodian Receipts
WR – Withdrawn Rating

See accompanying Notes to Financial Statements   4.30.10   PIMCO Municipal Income Funds Annual Report 25

PIMCO Municipal Income Funds Statements of Assets and Liabilities
April 30, 2010

		California	New York
	Municipal	Municipal	Municipal
Assets:
Investments, at value (cost–$492,299,821, $405,209,503 and $132,955,378, respectively)	$510,657,803	$421,951,219	$138,163,975

Cash	—	516,461	68,882

Interest receivable	8,999,091	6,536,278	2,071,453

Receivable for investments sold	1,642,965	45,000	—

Prepaid expenses and other assets	3,374,690	1,066,723	1,450,581

Total Assets	524,674,549	430,115,681	141,754,891

Liabilities:
Payable for floating rate notes issued	27,659,903	35,911,418	10,476,876

Payable for reverse repurchase agreements	9,000,000	7,470,000	2,610,000

Dividends payable to common and preferred shareholders	2,042,277	1,415,591	434,765

Payable for investments purchased	1,000,000	—	—

Investment management fees payable	256,375	203,027	67,970

Interest payable	82,853	85,966	20,699

Payable to custodian for cash overdraft	24,444	—	—

Interest payable for reverse repurchase agreements	3,900	3,237	1,131

Accrued expenses and other liabilities	148,089	234,459	69,653

Total Liabilities	40,217,841	45,323,698	13,681,094

Preferred Shares ($25,000 liquidation preference per share applicable to an aggregate of 7,600, 6,000 and 1,880 shares issued and outstanding, respectively)	190,000,000	150,000,000	47,000,000

Net Assets Applicable to Common Shareholders	$294,456,708	$234,791,983	$81,073,797

Composition of Net Assets Applicable to Common Shareholders:
Common Stock (no par value):
Paid-in-capital	$355,528,594	$259,545,685	$106,831,700

Undistributed net investment income	2,289,499	3,372,324	906,774

Accumulated net realized loss	(82,241,139)	(44,785,272)	(30,876,988)

Net unrealized appreciation of investments	18,879,754	16,659,246	4,212,311

Net Assets Applicable to Common Shareholders	$294,456,708	$234,791,983	$81,073,797

Common Shares Issued and Outstanding	25,043,979	18,290,573	7,595,423

Net Asset Value Per Common Share	$11.76	$12.84	$10.67

26 PIMCO Municipal Income Funds Annual Report   4.30.10   See accompanying Notes to Financial Statements

PIMCO Municipal Income Funds Statements of Operations
Year ended April 30, 2010

		California	New York
	Municipal	Municipal	Municipal
Investment Income:
Interest	$33,261,059	$25,326,396	$7,824,793

Expenses:
Investment management fees	3,003,431	2,388,533	802,945

Interest expense	327,871	331,071	83,636

Auction agent fees and commissions	301,894	237,002	85,636

Custodian and accounting agent fees	103,582	91,985	53,161

Audit and tax services	60,329	53,029	44,720

Shareholder communications	52,682	48,985	14,650

Trustees’ fees and expenses	47,383	38,879	12,804

Transfer agent fees	33,364	34,682	33,362

Legal fees	24,440	15,200	8,180

New York Stock Exchange listing fees	21,733	21,640	21,350

Insurance expense	15,136	12,724	4,826

Miscellaneous	5,469	5,106	4,380

Total expenses	3,997,314	3,278,836	1,169,650

Less: investment management fees waived	(36,451)	(29,122)	(9,889)

custody credits earned on cash balances	(258)	(83)	(173)

Net expenses	3,960,605	3,249,631	1,159,588

Net Investment Income	29,300,454	22,076,765	6,665,205

Realized and Change in Unrealized Gain:
Net realized gain on investments	603,647	1,327,677	178,676

Net change in unrealized appreciation/depreciation of investments	54,536,158	34,686,166	9,772,086

Net realized and change in unrealized gain on investments	55,139,805	36,013,843	9,950,762

Net Increase in Net Assets Resulting from Investment Operations	84,440,259	58,090,608	16,615,967

Dividends on Preferred Shares from Net Investment Income	(901,693)	(712,775)	(223,823)

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Investment
Operations	$83,538,566	$57,377,833	$16,392,144

See accompanying Notes to Financial Statements   4.30.10   PIMCO Municipal Income Funds Annual Report 27

PIMCO Municipal Income Funds Statements of Changes in Net Assets
                             Applicable to Common Shareholders

	Municipal
	Year ended	Year ended
	April 30, 2010	April 30, 2009
Investment Operations:
Net investment income	$29,300,454	$27,905,614

Net realized gain (loss) on investments, futures contracts, options written
and swaps	603,647	(46,873,912)

Net change in unrealized appreciation/depreciation of investments,
futures contracts and options written	54,536,158	(41,011,863)

Net increase (decrease) in net assets resulting from investment operations	84,440,259	(59,980,161)

Dividends on Preferred Shares from Net Investment Income	(901,693)	(4,964,321)

Net increase (decrease) in net assets applicable to common shareholders

resulting from investment operations	83,538,566	(64,944,482)

Dividends to Common Shareholders from Net Investment Income	(24,354,251)	(24,225,508)

Capital Share Transactions:
Reinvestment of dividends	1,765,250	1,409,202

Total increase (decrease) in net assets applicable to common shareholders	60,949,565	(87,760,788)

Net Assets Applicable to Common Shareholders:
Beginning of year	233,507,143	321,267,931

End of year (including undistributed (dividends in excess of) net investment income of $2,289,499 and $(2,037,119); $3,372,324 and $(1,192,408); $906,774 and $(432,809); respectively)	$294,456,708	$233,507,143

Common Shares Issued in Reinvestment of Dividends	146,491	110,169

28 PIMCO Municipal Income Funds Annual Report   4.30.10   See accompanying Notes to Financial Statements

PIMCO Municipal Income Funds Statements of Changes in Net Assets
                             Applicable to Common Shareholders (continued)

California Municipal		New York Municipal
Year ended	Year ended	Year ended	Year ended
April 30, 2010	April 30, 2009	April 30, 2010	April 30, 2009
$22,076,765	$19,668,417	$6,665,205	$6,604,274

1,327,677	(21,805,223)	178,676	(17,996,687)

34,686,166	(32,090,252)	9,772,086	(8,383,954)

58,090,608	(34,227,058)	16,615,967	(19,776,367)

(712,775)	(3,740,623)	(223,823)	(1,545,412)

57,377,833	(37,967,681)	16,392,144	(21,321,779)

(16,851,241)	(16,768,120)	(5,183,647)	(5,165,556)

1,416,293	971,936	382,886	278,849

41,942,885	(53,763,865)	11,591,383	(26,208,486)

192,849,098	246,612,963	69,482,414	95,690,900

$234,791,983	$192,849,098	$81,073,797	$69,482,414

117,624	72,038	38,039	23,211

See accompanying Notes to Financial Statements   4.30.10   PIMCO Municipal Income Funds Annual Report 29

PIMCO Municipal Income Funds Statements of Cash Flows†
Year ended April 30, 2010

	California	New York
	Municipal	Municipal
Increase in Cash from:
Cash Flows provided by Operating Activities:
Net increase in net assets resulting from investment operations	$58,090,608	$16,615,967

Adjustments to Reconcile Net Increase in Net Assets Resulting from Investment Operations to Net Cash provided by Operating Activities:
Purchases of long-term investments	(44,104,742)	(17,479,207)

Proceeds from sales of long-term investments	30,900,588	15,002,658

Sales of short-term portfolio investments, net	6,852,250	2,744,862

Net change in unrealized appreciation/depreciation of investments	(34,665,722)	(9,690,238)

Net realized gain on investments	(1,296,137)	(178,676)

Net amortization on investments	(2,532,014)	(860,327)

Decrease in receivable for investments sold	10,767,564	—

(Increase) decrease in interest receivable	(752,449)	43,329

(Increase) in prepaid expenses and other assets	(1,003)	(7,841)

Decrease in payable for investments purchased	(4,953,700)	—

Increase in investment management fees payable	36,557	11,365

Decrease in interest payable for reverse repurchase agreements	(1,645)	(493)

Decrease in accrued expenses and other liabilities	(21,482)	(4,686)

Net cash provided by operating activities*	18,318,673	6,196,713

Cash Flows used for Financing Activities:
Decrease in payable for reverse repurchase agreements	(2,558,000)	(1,342,000)

Cash dividends paid (excluding reinvestment of dividends of $1,416,293 and $382,886, respectively)	(16,140,088)	(5,022,630)

Cash receipts on issuance of floating rate notes	830,000	—

Net cash used for financing activities	(17,868,088)	(6,364,630)

Net increase (decrease) in cash	450,585	(167,917)

Cash at beginning of year	65,876	236,799

Cash at end of year	$516,461	$68,882

†	Municipal is not required to have a Statement of Cash Flows.

*	Included in operating expenses is cash paid by California Municipal and New York Municipal for interest on reverse repurchase agreements of $66,660 and $26,544, respectively.

30 PIMCO Municipal Income Funds Annual Report   4.30.10   See accompanying Notes to Financial Statements

PIMCO Municipal Income Funds Notes to Financial Statements
April 30, 2010

1. Organization and Significant Accounting Policies
PIMCO Municipal Income Fund (”Municipal”), PIMCO California Municipal Income Fund (”California Municipal”) and PIMCO New York Municipal Income Fund (”New York Municipal”), collectively referred to as the ”Funds” or ”PIMCO Municipal Income Funds”, were organized as Massachusetts business trusts on May 10, 2001. Prior to commencing operations on June 29, 2001, the Funds had no operations other than matters relating to their organization and registration as non-diversified, closed-end management investment companies registered under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended. Allianz Global Investors Fund Management LLC (the “Investment Manager”) serves as the Investment Manager and is an indirect, wholly-owned subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”). Allianz Global is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. Each Fund has an unlimited amount of no par value per share of common stock authorized.

Under normal market conditions, Municipal invests substantially all of its assets in a portfolio of municipal bonds, the interest from which is exempt from federal income taxes. Under normal market conditions, California Municipal invests substantially all of its assets in municipal bonds which pay interest that is exempt from federal and California state income taxes. Under normal market conditions, New York Municipal invests substantially all of its assets in municipal bonds which pay interest that is exempt from federal, New York State and New York City income taxes. The Funds will generally seek to avoid investing in bonds generating interest income which could potentially subject individuals to alternative minimum tax. The issuers’ abilities to meet their obligations may be affected by economic and political developments in a specific state or region. There is no guarantee that the Funds will meet their stated objectives.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Funds’ financial statements. Actual results could differ from those estimates.

In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments
Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services.

Portfolio securities and other financial instruments for which market quotations are not readily available or for which a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to procedures established by the Board of Trustees, or persons acting at their discretion pursuant to procedures established by the Board of Trustees. The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities purchased on a when-issued basis are marked to market daily until settlement at the forward settlement date. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

The prices used by the Funds to value securities may differ from the value that would be realized if the securities were sold and these differences could be material to the Funds’ financial statements. Each Fund’s net asset value is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business.

4.30.10   PIMCO Municipal Income Funds Annual Report 31

PIMCO Municipal Income Funds Notes to Financial Statements
April 30, 2010

1. Organization and Significant Accounting Policies (continued)

(b) Fair Value Measurements
Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1 – quoted prices in active markets for identical investments that the Funds have the ability to access

•	Level 2 – valuations based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) or quotes from inactive exchanges

•	Level 3 – valuations based on significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation technique used.

The valuation techniques used by the Funds to measure fair value during the year ended April 30, 2010 maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A summary of the inputs used at April 30, 2010 in valuing each Fund’s assets and liabilities is listed below:

Municipal:

		Level 2 -	Level 3 -
		Other Significant	Significant
	Level 1 -	Observable	Unobservable	Value at
	Quoted Prices	Inputs	Inputs	4/30/10

Investments in Securities – Assets
Municipal Bonds & Notes	—	$482,464,623	$470,000	$482,934,623
Variable Rate Notes	—	17,140,040	—	17,140,040
Short-Term Investments	—	10,583,140	—	10,583,140

Total Investments in Securities	—	$510,187,803	$470,000	$510,657,803

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended April 30, 2010, was as follows:

		Net			Net
		Purchases			Change in
	Beginning	(Sales)	Accrued	Net	Unrealized	Transfers	Transfers	Ending
	Balance	and	Discounts	Realized	Appreciation/	into	out of	Balance
	4/30/09	Settlements	(Premiums)	Gain (Loss)	Depreciation	Level 3	Level 3	4/30/10

Investments in Securities — Assets
Municipal Bonds & Notes	—	—	—	—	—	$470,000	—	$470,000

Total Investments	—	—	—	—	—	$470,000	—	$470,000

There was no change in net unrealized appreciation/depreciation of Level 3 investments which Municipal held at April 30, 2010.

32 PIMCO Municipal Income Funds Annual Report   4.30.10

PIMCO Municipal Income Funds Notes to Financial Statements
April 30, 2010

1. Organization and Significant Accounting Policies (continued)

California Municipal:

		Level 2 -	Level 3 -
		Other Significant	Significant
	Level 1 -	Observable	Unobservable	Value at
	Quoted Prices	Inputs	Inputs	4/30/10

Investments in Securities – Assets
California Municipal Bonds & Notes	—	$389,094,915	—	$389,094,915
Other Municipal Bonds & Notes	—	15,772,641	—	15,772,641
Other Variable Rate Notes	—	6,957,410	—	6,957,410
California Variable Rate Notes	—	1,839,405	—	1,839,405
Short-Term Investments	—	8,286,848	—	8,286,848

Total Investments	—	$421,951,219	—	$421,951,219

New York Municipal:

		Level 2 -	Level 3 -
		Other Significant	Significant
	Level 1 -	Observable	Unobservable	Value at
	Quoted Prices	Inputs	Inputs	4/30/10

Investments in Securities – Assets
New York Municipal Bonds & Notes	—	$121,235,318	—	$121,235,318
Other Municipal Bonds & Notes	—	11,785,972	—	11,785,972
Other Variable Rate Notes	—	1,947,575	—	1,947,575
Short-Term Investments	—	3,195,110	—	3,195,110

Total Investments	—	$138,163,975	—	$138,163,975

In January 2010, the Financial Accounting Standards Board released ASU 2010-06, “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 is effective for annual and interim reporting periods beginning after December 15, 2009. The Funds’ management is in the process of reviewing ASU 2010-06 to determine future applicability.

(c) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Securities purchased and sold on a when-issued basis may be settled a month or more after the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income adjusted for the accretion of discounts and amortization of premiums is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income over the lives of the respective securities.

(d) Federal Income Taxes
The Funds intend to distribute all of their taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. The Funds may become subject to excise tax to the extent of distributions to shareholders.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Funds’ management has determined that its evaluation has resulted in no material impact to the Funds’ financial statements at April 30, 2010. The Funds’ federal tax returns for the prior three years remain subject to examination by the Internal Revenue Service.

4.30.10   PIMCO Municipal Income Funds Annual Report 33

PIMCO Municipal Income Funds Notes to Financial Statements
April 30, 2010

1. Organization and Significant Accounting Policies (continued)

(e) Dividends and Distributions – Common Stock
The Funds declare dividends from net investment income monthly to common shareholders. Distributions of net realized capital gains, if any, are paid at least annually. The Funds record dividends and distributions to their shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital in excess of par.

(f) Reverse Repurchase Agreements
In a reverse repurchase agreement, the Funds sell securities to a bank or broker-dealer and agree to repurchase the securities at a mutually agreed upon date and price. Generally, the effect of such a transaction is that the Funds can recover and reinvest all or most of the cash invested in portfolio securities involved during the term of the reverse repurchase agreement and still be entitled to the returns associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Funds of the reverse repurchase transaction is less than the returns it obtains on investments purchased with the cash. To the extent a Fund does not cover its positions in reverse repurchase agreements (by segregating liquid assets at least equal in amount to the forward purchase commitment), the Fund’s uncovered obligations under the agreements will be subject to the Fund’s limitations on borrowings. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Funds are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds’ use of the proceeds of the agreement may be restricted pending determination by the other party, or their trustee or receiver, whether to enforce the Funds’ obligation to repurchase the securities.

(g) Inverse Floating Rate Transactions — Residual Interest Municipal Bonds (”RIBs”)/Residual Interest Tax Exempt Bonds (”RITEs”)
The Funds invest in interest rates of RIBs and RITEs, (”Inverse Floaters”) whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. In inverse floating rate transactions, the Funds sell a fixed rate municipal bond (”Fixed Rate Bond”) to a broker who places the Fixed Rate Bond in a special purpose trust (”Trust”) from which floating rate bonds (”Floating Rate Notes”) and Inverse Floaters are issued. The Funds simultaneously or within a short period of time, purchase the Inverse Floaters from the broker. The Inverse Floaters held by the Funds provide the Funds with the right to: (1) cause the holders of the Floating Rate Notes to tender their notes at par, and (2) cause the broker to transfer the Fixed-Rate Bond held by the Trust to the Funds, thereby collapsing the Trust. The Funds account for the transaction described above as a secured borrowing by including the Fixed Rate Bond in their Schedules of Investments, and account for the Floating Rate Notes as a liability under the caption ”Payable for floating rate notes issued” in the Funds’ Statements of Assets and Liabilities. The Floating Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes to the broker for redemption at par at each reset date.

The Funds also invest in Inverse Floaters without transferring a fixed rate municipal bond into a special purpose trust, which are not accounted for as secured borrowings.

The Inverse Floaters are created by dividing the income stream provided by the underlying bonds to create two securities, one short-term and one long-term. The interest rate on the short-term component is reset by an index or auction process typically every 7 to 35 days. After income is paid on the short-term securities at current rates, the residual income from the underlying bond(s) goes to the long-term securities. Therefore, rising short-term rates result in lower income for the long-term component and vice versa. The longer-term bonds may be more volatile and less liquid than other municipal bonds of comparable maturity. Investments in Inverse Floaters typically will involve greater risk than investments in Fixed Rate Bonds. The Funds may also invest in Inverse Floaters for the purpose of increasing leverage.

The Funds’ restrictions on borrowings do not apply to the secured borrowings deemed to have occurred for accounting purposes. Inverse Floaters held by the Funds are exempt from registration under Rule 144A of the Securities Act of 1933.

In addition to general market risks, the Funds’ investments in Inverse Floaters may involve greater risk and volatility than an investment in a fixed rate bond, and the value of Inverse Floaters may decrease significantly when market interest rates increase. Inverse Floaters have varying degrees of liquidity, and the market for these securities may be volatile.

34 PIMCO Municipal Income Funds Annual Report   4.30.10

PIMCO Municipal Income Funds Notes to Financial Statements
April 30, 2010

1. Organization and Significant Accounting Policies (continued)

These securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, Inverse Floaters typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. Trusts in which Inverse Floaters may be held could be terminated due to market, credit or other events beyond the Funds’ control, which could require the Funds to reduce leverage and dispose of portfolio investments at inopportune times and prices.

(h) When-Issued/Delayed-Delivery Transactions
When-issued or delayed-delivery transactions involve a commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Funds will set aside and maintain until the settlement date in a designated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations; consequently, such fluctuations are taken into account when determining the net asset value. The Funds may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a realized gain or loss. When a security is sold on a delayed-delivery basis, the Funds do not participate in future gains and losses with respect to the security.

(i) Custody Credits on Cash Balances
The Funds benefit from an expense offset arrangement with their custodian bank, whereby uninvested cash balances earn credits which reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income-producing securities, they would have generated income for the Funds.

(j) Interest Expense
Interest expense relates primarily to the Funds’ liability in connection with floating rate notes held by third parties in conjunction with Inverse Floater transactions and reverse repurchase agreements. Interest expense on reverse repurchase agreements is recorded as it is incurred.

2. Principal Risks
In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (credit/counterparty risk). The Funds are exposed to various risks such as, but not limited to, interest rate and credit/counterparty risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Funds is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements.

The Funds are exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Funds are exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the Funds’ financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments. The Funds’ sub-adviser, Pacific Investment Management Company LLC (the “Sub-Adviser”), an affiliate of the Investment Manager, seeks to minimize the Funds’ counterparty risks by performing reviews of each counterparty and by minimizing concentration of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

4.30.10   PIMCO Municipal Income Funds Annual Report 35

PIMCO Municipal Income Funds Notes to Financial Statements
April 30, 2010

3. Investment Manager/Sub-Adviser
Each Fund has an Investment Management Agreement (each an ”Agreement”) with the Investment Manager. Subject to the supervision of the Funds’ Board of Trustees, the Investment Manager is responsible for managing, either directly or through others selected by it, each Fund’s investment activities, business affairs and administrative matters. Pursuant to the Agreements, the Investment Manager receives an annual fee, payable on a monthly basis, at an annual rate of 0.65% of each Fund’s average daily net assets, inclusive of net assets attributable to any Preferred Shares that may be outstanding. In order to reduce each Fund’s expenses, the Investment Manager has contractually agreed to waive a portion of its investment management fees for each Fund at the annual rate of 0.05% of each Fund’s average daily net assets, inclusive of net assets attributable to any Preferred Shares that may be outstanding, through June 30, 2009. For the year ended April 30, 2010, each Fund paid investment management fees at an effective rate of 0.64% of each Fund’s average daily net assets, inclusive of net assets attributable to any Preferred Shares that may be outstanding.

The Investment Manager has retained the Sub-Adviser to manage each Fund’s investments. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all of the Funds’ investment decisions. The Investment Manager, and not the Funds, pays a portion of the fees it receives as Investment Manager to the Sub-Adviser in return for its services.

4. Investments in Securities
Purchases and sales of investments, other than short-term securities and U.S. Government obligations for the year ended April 30, 2010, were:

		California	New York
	Municipal	Municipal	Municipal

Purchases	$63,589,677	$44,104,742	$17,479,207
Sales	54,956,148	30,900,588	15,002,658

(a)	Open reverse repurchase agreements at April 30, 2010 were:

Municipal:

			Maturity	Principal &
Counterparty	Rate	Trade Date	Date	Interest	Principal

Barclays Capital	0.65%	4/5/10	5/7/10	$9,003,900	$9,000,000

California Municipal:

			Maturity	Principal &
Counterparty	Rate	Trade Date	Date	Interest	Principal

Barclays Capital	0.65%	4/5/10	5/7/10	$7,473,237	$7,470,000

New York Municipal:

			Maturity	Principal &
Counterparty	Rate	Trade Date	Date	Interest	Principal

Barclays Capital	0.65%	4/5/10	5/7/10	$2,611,131	$2,610,000

The weighted average daily balance of reverse repurchase agreements outstanding during the year ended April 30, 2010 for Municipal, California Municipal and New York Municipal was $10,552,115, $8,405,096 and $3,446,162, at a weighted average interest rate of 0.77%, 0.76% and 0.75%, respectively. The total market value of underlying collateral (refer to the Schedules of Investments for positions segregated as collateral for reverse repurchase agreements) for open reverse repurchase agreements at April 30, 2010 was $9,983,150, $8,286,849 and $2,895,113 for Municipal, California Municipal and New York Municipal, respectively.

Municipal, California Municipal and New York Municipal received $266,183, $185,553 and $139,165, respectively in principal value of U.S. government agency securities as collateral for reverse repurchase agreements outstanding. Collateral received as securities cannot be pledged.

36 PIMCO Municipal Income Funds Annual Report   4.30.10

PIMCO Municipal Income Funds Notes to Financial Statements
April 30, 2010

5. Income Tax Information

Municipal:

The tax character of dividends paid were:

	Year ended	Year ended
	April 30, 2010	April 30, 2009

Ordinary Income	$3,718,861	$2,587,230
Tax Exempt Income	$21,537,083	$26,602,599

At April 30, 2010, distributable earnings of $2,289,499 was comprised entirely from tax exempt income.

At April 30, 2010, Municipal had a capital loss carryforward of $81,949,428 ($12,636,580 of which will expire in 2011, $1,890,888 of which will expire in 2012, $12,156,912 of which will expire in 2013, $1,105,730 of which will expire in 2014, $459,581 of which will expire in 2015, $3,577,024 of which will expire in 2016, $890,721 of which will expire in 2017 and $49,231,992 of which will expire in 2018), available as a reduction, to the extent provided in the regulations, of any future net realized capital gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed.

For the year ended April 30, 2010, permanent “book-tax” differences were primarily attributable to the differing treatment of inverse floater transactions. These adjustments were to increase undistributed net investment income and increase accumulated net realized loss by $282,108.

California Municipal:

The tax character of dividends paid were:

	Year ended	Year ended
	April 30, 2010	April 30, 2009

Ordinary Income	$2,666,885	$1,840,392
Tax Exempt Income	$14,897,131	$18,668,351

At April 30, 2010, distributable earnings of $3,372,324 was comprised entirely from tax exempt income.

At April 30, 2010, California Municipal had a capital loss carryforward of $43,994,454 ($7,233,060 of which will expire in 2011, $4,391,323 of which will expire in 2012, $6,552,094 of which will expire in 2013, $1,951,329 of which will expire in 2014, and $23,866,648 of which will expire in 2018.), available as a reduction, to the extent provided in the regulations, of any future net realized capital gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed.

For the year ended April 30, 2010, permanent “book-tax” differences were primarily attributable to the differing treatment of inverse floater transactions. These adjustments were to increase undistributed net investment income and increase accumulated net realized loss by $51,983.

New York Municipal:

The tax character of dividends paid were:

	Year ended	Year ended
	April 30, 2010	April 30, 2009

Ordinary Income	$879,454	$521,345
Tax Exempt Income	$4,528,016	$6,189,623

At April 30, 2010, distributable earnings of $906,772 was comprised entirely from tax exempt Income.

At April 30, 2010, New York Municipal had a capital loss carryforward of $31,602,297 ($4,010,420 of which will expire in 2011 and $2,679,047 of which will expire in 2012, $4,622,781 of which will expire in 2013, $243,785 of which will expire in 2014, $3,099,084 of which will expire in 2017 and $16,947,180 of which will expire in 2018.), available as a reduction,

4.30.10   PIMCO Municipal Income Funds Annual Report 37

PIMCO Municipal Income Funds Notes to Financial Statements
April 30, 2010

5. Income Tax Information (continued)

to the extent provided in the regulations, of any future net realized capital gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed.

For the year ended April 30, 2010, permanent “book-tax” differences were primarily attributable to the differing treatment of inverse floater transactions. These adjustments were to increase undistributed net investment income and increase accumulated net realized loss by $81,848.

The cost of investments for federal income tax purposes and gross unrealized appreciation and gross unrealized depreciation of investments at April 30, 2010 were:

		Gross	Gross
	Cost of	Unrealized	Unrealized	Net Unrealized
	Investments	Appreciation	Depreciation	Appreciation

Municipal	$467,678,683	$33,880,134	$(15,292,090)	$18,588,044
California Municipal	371,042,442	21,465,186	(5,596,755)	15,868,431
New York Municipal	124,154,878	7,512,181	(2,574,563)	4,937,618

The difference between book and tax appreciation is attributable to inverse floater transactions.

6. Auction-Rate Preferred Shares
Municipal has outstanding 1,520 shares of Preferred Shares Series A, 1,520 shares of Preferred Shares Series B, 1,520 shares of Preferred Shares Series C, 1,520 shares of Preferred Shares Series D and 1,520 shares of Preferred Shares Series E, each with a liquidation preference of $25,000 per share plus any accumulated, unpaid dividends.

California Municipal has issued 2,000 shares of Preferred Shares Series A, 2,000 shares of Preferred Shares Series B and 2,000 shares of Preferred Shares Series C, each with a liquidation preference of $25,000 per share plus any accumulated, unpaid dividends.

New York Municipal has issued 1,880 shares of Preferred Shares Series A with a liquidation preference of $25,000 per share plus any accumulated, unpaid dividends.

Dividends are accumulated daily at an annual rate (typically re-set every seven days) through auction procedures. Distributions of net realized capital gains, if any, are paid annually.

For the year ended April 30, 2010, the annualized dividend rates for each Fund ranged from:

	High	Low	At April 30, 2010

Municipal:
Series A	0.792%	0.353%	0.472%
Series B	0.792%	0.353%	0.472%
Series C	0.761%	0.333%	0.472%
Series D	0.761%	0.333%	0.472%
Series E	0.792%	0.333%	0.487%
California Municipal:
Series A	0.792%	0.353%	0.472%
Series B	0.761%	0.333%	0.472%
Series C	0.792%	0.333%	0.487%
New York Municipal:
Series A	0.792%	0.353%	0.472%

The Funds are subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Funds from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at their liquidation preference.

38 PIMCO Municipal Income Funds Annual Report   4.30.10

PIMCO Municipal Income Funds Notes to Financial Statements
April 30, 2010

6. Auction-Rate Preferred Shares (continued)

Preferred shareholders, who are entitled to one vote per share, generally vote with the common shareholders but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shareholders.

Since mid-February 2008, holders of auction-rate preferred shares (“ARPS”) issued by the Funds have been directly impacted by an unprecedented lack of liquidity, which has similarly affected ARPS holders in many of the nation’s closed-end funds. Since then, regularly scheduled auctions for ARPS issued by the Funds have consistently “failed” because of insufficient demand (bids to buy shares) to meet the supply (shares offered for sale) at each auction. In a failed auction, ARPS holders cannot sell all, and may not be able to sell any, of their shares tendered for sale. While repeated auction failures have affected the liquidity, holders have continued to receive dividends at the defined “maximum rate”, which is the higher of (i) the 30-day “AA” Composite Commercial Paper Rate multiplied by 110% (ii) or the Taxable Equivalent of the Short-Term Municipal Obligations Rate-defined as 90% of the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the Kenny S&P 30-day High Grade Index divided by (B) 1.00 minus the Marginal Tax Rate (expressed as a decimal) multiplied by 110% (which is a function of short-term interest rates and typically higher than the rate that would have otherwise been set through a successful auction). If the Funds’ ARPS auctions continue to fail and the “maximum rate” payable on the ARPS rises as a result of changes in short-term interest rates, returns for the Funds” common shareholders could be adversely affected.

7. Legal Proceedings
In June and September 2004, the Investment Manager and certain of its affiliates (including PEA Capital LLC (“PEA”), Allianz Global Investors Distributors LLC and Allianz Global Investors of America, L.P.), agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission (“SEC”) and the New Jersey Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Investment Manager serves as investment adviser. The settlements related to an alleged “market timing” arrangement in certain open-end funds formerly sub-advised by PEA. The Investment Manager and its affiliates agreed to pay a total of $68 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. Subsequent to these events, PEA deregistered as an investment adviser and dissolved. None of the settlements alleged that any inappropriate activity took place with respect to the Funds.

Since February 2004, the Investment Manager and certain of its affiliates and their employees have been named as defendants in a number of pending lawsuits concerning “market timing,” which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a multidistrict litigation proceeding in the U.S. District Court for the District of Maryland (the “MDL Court”.) After a number of claims in the lawsuits were dismissed by the MDL Court, the parties entered into a stipulation of settlement, which was publicly filed with the MDL Court in April 2010, resolving all remaining claims, but the settlement remains subject to the approval of the MDL Court.

In addition, the Sub-Adviser is the subject of a lawsuit in the Northern District of Illinois Eastern Division in which the complaint alleges that plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when the Sub-Adviser held both physical and futures positions in 10-year Treasury notes for its client accounts. In July 2007, the court granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005. The Sub-Adviser currently believes that the complaint is without merit and the Sub-Adviser intends to vigorously defend against this action.

The Investment Manager and the Sub-Adviser believe that these matters are not likely to have a material adverse effect on the Funds or on their ability to perform their respective investment advisory activities relating to the Funds.

8. Subsequent Events
On May 3, 2010, the following dividends were declared to common shareholders payable June 1, 2010 to shareholders of record on May 13, 2010:

Municipal	$0.08125 per common share
California Municipal	$0.077 per common share
New York Municipal	$0.057 per common share

4.30.10   PIMCO Municipal Income Funds Annual Report 39

PIMCO Municipal Income Funds Notes to Financial Statements
April 30, 2010

8. Subsequent Events (continued)

On June 1, 2010, the following dividends were declared to common shareholders payable June 29, 2010 to shareholders of record on June 11, 2010:

Municipal	$0.08125 per common share
California Municipal	$0.077 per common share
New York Municipal	$0.057 per common share

40 PIMCO Municipal Income Funds Annual Report   4.30.10

PIMCO Municipal Income Fund Financial Highlights
For a share of common stock outstanding throughout each year:

	Year ended April 30,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$9.38	$12.96	$14.85	$14.54	$14.84

Investment Operations:
Net investment income	1.18	1.13	1.12	1.07	1.10

Net realized and change in unrealized gain (loss) on investments, futures contracts, options written and swaps	2.22	(3.53)	(1.74)	0.50	(0.21)

Total from investment operations	3.40	(2.40)	(0.62)	1.57	0.89

Dividends on Preferred Shares from Net Investment Income	(0.04)	(0.20)	(0.29)	(0.28)	(0.21)

Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	3.36	(2.60)	(0.91)	1.29	0.68

Dividends to Common Shareholders from Net Investment Income	(0.98)	(0.98)	(0.98)	(0.98)	(0.98)

Net asset value, end of year	$11.76	$9.38	$12.96	$14.85	$14.54

Market price, end of year	$13.72	$11.40	$16.46	$18.00	$16.22

Total Investment Return (1)	30.34%	(24.58)%	(2.47)%	17.77%	18.13%

RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common shareholders, end of year (000s)	$294,457	$233,507	$321,268	$365,984	$355,877

Ratio of expenses to average net assets, including interest expense (2)(3)(4)(5)	1.46%	1.64%	1.51%	1.32%	1.18%

Ratio of expenses to average net assets, excluding interest expense (2)(3)(5)	1.34%	1.42%	1.20%	1.00%	0.98%

Ratio of net investment income to average net assets (2)(5)	10.77%	10.65%	8.07%	7.23%	7.41%

Preferred shares asset coverage per share	$63,743	$55,722	$65,143	$70,727	$69,462

Portfolio turnover	11%	60%	32%	6%	13%

(1)	Total investment return is calculated assuming a purchase of a share of common stock at the current market price on the first day of each period and a sale of a share of common stock at the current market price on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under Municipal’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges.

(2)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.

(3)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank. (See Note 1(i) in Notes to Financial Statements).

(4)	Interest expense relates to the liability for floating rate notes issued in connection with inverse floater transactions and reverse repurchase agreement transactions.

(5)	During the years indicated above, the Investment manager waived a portion of its investment management fee. (See Note 3 in Notes to Financial Statements). The effect of such waiver relative to the average net assets of common shareholders was 0.01%, 0.10%, 0.17%, 0.24% and 0.32% for the years ended April 30, 2010, April 30, 2009, April 30, 2008, April 30, 2007 and April 30, 2006, respectively.

See accompanying Notes to Financial Statements   4.30.10   PIMCO Municipal Income Funds Annual Report 41

PIMCO California Municipal Income Fund Financial Highlights
For a share of common stock outstanding throughout each year:

	Year ended April 30,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$10.61	$13.62	$14.84	$14.48	$14.60

Investment Operations:
Net investment income	1.21	1.08	1.07	1.10	1.05

Net realized and change in unrealized gain (loss) on investments, futures contracts, options written and swaps	1.98	(2.96)	(1.09)	0.44	(0.05)

Total from investment operations	3.19	(1.88)	(0.02)	1.54	1.00

Dividends on Preferred Shares from Net Investment Income	(0.04)	(0.21)	(0.28)	(0.26)	(0.20)

Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	3.15	(2.09)	(0.30)	1.28	0.80

Dividends to Common Shareholders from Net Investment Income	(0.92)	(0.92)	(0.92)	(0.92)	(0.92)

Net asset value, end of year	$12.84	$10.61	$13.62	$14.84	$14.48

Market price, end of year	$13.29	$12.18	$15.83	$17.70	$15.87

Total Investment Return (1)	17.72%	(16.72)%	(4.88)%	18.20%	18.93%

RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common shareholders, end of year (000s)	$234,792	$192,849	$246,613	$267,061	$259,127

Ratio of expenses to average net assets, including interest expense (2)(3)(4)(5)	1.49%	1.66%	1.41%	1.26%	1.08%

Ratio of expenses to average net assets, excluding interest expense (2)(3)(5)	1.34%	1.39%	1.15%	1.05%	0.99%

Ratio of net investment income to average net assets (2)(5)	10.15%	9.42%	7.57%	7.48%	7.19%

Preferred shares asset coverage per share	$64,130	$57,140	$66,086	$69,491	$68,164

Portfolio turnover	8%	42%	14%	4%	8%

(1)	Total investment return is calculated assuming a purchase of a share of common stock at the current market price on the first day of each period and a sale of a share of common stock at the current market price on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under California Municipal’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges.

(2)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.

(3)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank. (See Note 1(i) in Notes to Financial Statements).

(4)	Interest expense relates to the liability for floating rate notes issued in connection with inverse floater transactions and reverse repurchase agreement transactions.

(5)	During the years indicated above, the Investment Manager waived a portion of its investment management fee. (See Note 3 in Notes to Financial Statements). The effect of such waiver relative to the average net assets of common shareholders was 0.01%, 0.10%, 0.17%, 0.25% and 0.32% for the years ended April 30, 2010, April 30, 2009, April 30, 2008, April 30, 2007 and April 30, 2006, respectively.

42 PIMCO Municipal Income Funds Annual Report   4.30.10   See accompanying Notes to Financial Statements

PIMCO New York Municipal Income Fund Financial Highlights
For a share of common stock outstanding throughout each year:

	Year ended April 30,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$9.19	$12.70	$13.74	$13.47	$13.83

Investment Operations:
Net investment income	0.88	0.87	0.97	0.97	0.98

Net realized and change in unrealized gain (loss) on investments, futures contracts, options written and swaps	1.31	(3.50)	(1.03)	0.37	(0.23)

Total from investment operations	2.19	(2.63)	(0.06)	1.34	0.75

Dividends on Preferred Shares from Net Investment Income	(0.03)	(0.20)	(0.30)	(0.28)	(0.22)

Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	2.16	(2.83)	(0.36)	1.06	0.53

Dividends to Common Shareholders from Net Investment Income	(0.68)	(0.68)	(0.68)	(0.79)	(0.89)

Net asset value, end of year	$10.67	$9.19	$12.70	$13.74	$13.47

Market price, end of year	$11.18	$9.90	$13.06	$15.02	$14.56

Total Investment Return (1)	20.76%	(18.80)%	(8.31)%	8.89%	11.45%

RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common shareholders, end of year (000s)	$81,074	$69,482	$95,691	$103,035	$100,367

Ratio of expenses to average net assets, including interest expense (2)(3)(4)(5)	1.52%	1.86%	2.00%	1.94%	1.57%

Ratio of expenses to average net assets, excluding interest expense (2)(3)(5)	1.41%	1.62%	1.32%	1.23%	1.09%

Ratio of net investment income to average net assets (2)(5)	8.71%	8.49%	7.41%	7.06%	7.04%

Preferred shares asset coverage per share	$68,123	$61,957	$62,969	$65,863	$64,809

Portfolio turnover	11%	37%	14%	2%	15%

(1)	Total investment return is calculated assuming a purchase of a share of common stock at the current market price on the first day of each period and a sale of a share of common stock at the current market price on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under New York Municipal’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges.

(2)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.

(3)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank. (See Note 1(i) in Notes to Financial Statements).

(4)	Interest expense relates to the liability for floating rate notes issued in connection with inverse floater transactions and reverse repurchase agreement transactions.

(5)	During the years indicated above, the Investment Manager waived a portion of its investment management fee. (See Note 3 in Notes to Financial Statements). The effect of such waiver relative to the average net assets of common shareholders was 0.01%, 0.10%, 0.18%, 0.26% and 0.33% for the years ended April 30, 2010, April 30, 2009, April 30, 2008, April 30, 2007 and April 30, 2006, respectively.

See accompanying Notes to Financial Statements   4.30.10   PIMCO Municipal Income Funds Annual Report 43

PIMCO Municipal Income Funds
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of:

PIMCO Municipal Income Fund,
PIMCO California Municipal Income Fund and
PIMCO New York Municipal Income Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets applicable to common shareholders and of cash flows (for PIMCO California Municipal Income Fund and PIMCO New York Municipal Income Fund only) and the financial highlights present fairly, in all material respects, the financial position of PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund and PIMCO New York Municipal Income Fund (collectively hereafter referred to as the “Funds”) at April 30, 2010, the results of their operations and of cash flows (for PIMCO California Municipal Income Fund and PIMCO New York Municipal Income Fund only) for the year then ended, the changes in their net assets applicable to common shareholders for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
June 23, 2010

44 PIMCO Municipal Income Funds Annual Report   4.30.10

PIMCO Municipal Income Funds Tax Information/Annual Shareholder Meeting
                                  Results/Changes in Board of Trustees
(unaudited)
Tax Information:

Subchapter M of the Internal Revenue Code of 1986, as amended, requires the Funds to advise shareholders within 60 days of the Funds’ tax year ended April 30, 2010 as to the federal tax status of dividends and distributions received by shareholders during such tax year. Accordingly, please note that all substantially all dividends paid from net investment income from the Funds during the tax period ended April 30, 2010 were federally exempt interest dividends. However the Funds invested in several corporate bonds, the interest from which is taxable, as well as municipal bonds containing market discount, whose accretion is taxable. Accordingly, the percentages of dividends paid from net investment income during the tax period which are taxable were::

Municipal Income	14.72%
California Municipal Income	15.18%
New York Municipal Income	16.26%

Since the Funds’ tax year is not the calendar year, another notification will be sent with respect to calendar year 2010. In January 2011, shareholders will be advised on IRS Form 1099 DIV as to the federal tax status of the dividends and distributions received during calendar 2010. The amount that will be reported will be the amount to use on your 2010 federal income tax return and may differ from the amount which must be reported in connection with the Funds’ tax year ended April 30, 2010. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Funds. In January 2011, an allocation of interest income by state will be provided which may be of value in reducing a shareholder’s state and local tax liability, if any.

Annual Shareholder Meeting Results:

The Funds held their joint annual meeting of shareholders on December 18, 2009. Common/Preferred shareholders voted as indicated below:

		Withheld
	Affirmative	Authority

Municipal
Re-election of Robert E. Connor*– Class I to serve until 2012	22,072,992	973,040
Re-election of William B. Ogden IV – Class I to serve until 2012	22,057,324	988,708
Re-election of Hans W. Kertess* – Class I to serve until 2012	6,628	4

California Municipal
Re-election of Robert E. Connor*– Class I to serve until 2012	16,310,352	432,417
Re-election of William B. Ogden IV – Class I to serve until 2012	16,311,927	430,842
Re-election of Hans W. Kertess* – Class I to serve until 2012	4,527	11

New York Municipal
Re-election of Robert E. Connor*– Class I to serve until 2012	6,647,315	444,559
Re-election of William B. Ogden IV – Class I to serve until 2012	6,656,874	435,000
Re-election of Hans W. Kertess* – Class I to serve until 2012	1,561	—

Messrs. Paul Belica, James A. Jacobson*, John C. Maney† and R. Peter Sullivan III continue to serve as Trustees of the Funds

*	Preferred Shares Trustee

†	Interested Trustee

Changes in Board of Trustees:

On December 14, 2009, the Funds’ Board of Trustees appointed James A. Jacobson as a Trustee.

Robert E. Connor served as Trustee of the Funds until his death on April 8, 2010.

On June 22, 2010, the Funds’ Board of Trustees appointed Alan Rappaport as a Trustee.

4.30.10   PIMCO Municipal Income Funds Annual Report 45

PIMCO Municipal Income Funds Privacy Policy
(unaudited)

Our Commitment to You
We consider customer privacy to be a fundamental aspect of our relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of our current, prospective and former shareholders’ personal information. To ensure our shareholders’ privacy, we have developed policies that are designed to protect this confidentiality, while allowing shareholders’ needs to be served.

Obtaining Personal Information
In the course of providing shareholders with products and services, we may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy
As a matter of policy, we do not disclose any personal or account information provided by shareholders or gathered by us to non-affiliated third parties, except as required for our everyday business purposes, such as to process transactions or service a shareholder’s account, or as otherwise permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, and gathering shareholder proxies. We may also retain non-affiliated financial services providers, such as broker-dealers, to market our shares or products and we may enter into joint-marketing arrangements with them and other financial companies. We may also retain marketing and research service firms to conduct research on shareholder satisfaction. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. We may also provide a shareholder’s personal and account information to their respective brokerage or financial advisory firm, Custodian, and/or to their financial advisor or consultant.

Sharing Information with Third Parties
We reserve the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect our rights or property or upon reasonable request by any Fund in which a shareholder has chosen to invest. In addition, we may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party only if we receive a shareholder’s written request or consent.

Sharing Information with Affiliates
We may share shareholder information with our affiliates in connection with our affiliates’ everyday business purposes, such as servicing a shareholder’s account, but our affiliates may not use this information to market products and services to you except in conformance with applicable laws or regulations. The information we share includes information about our experiences and transactions with a shareholder and may include, for example, a shareholder’s participation in one of the Funds or in other investment programs, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s transactions or accounts. Our affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information
We take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, we have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In addition, we have physical, electronic, and procedural safeguards in place to guard a shareholder’s non-public personal information.

Disposal of Confidential Records
We will dispose of records, if any, that are knowingly derived from data received from a consumer reporting agency regarding a shareholder that is an individual in a manner that ensures the confidentiality of the data is maintained. Such records include, among other things, copies of consumer reports and notes of conversations with individuals at consumer reporting agencies.

46 PIMCO Municipal Income Funds Annual Report   4.30.10

PIMCO Municipal Income Funds Proxy Voting Policies & Procedures
(unaudited)

A description of the policies and procedures that the Funds have adopted to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Funds’ shareholder servicing agent at (800) 254-5197; (ii) on the Funds’ website at www.allianzinvestors.com/closedendfunds; and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

4.30.10   PIMCO Municipal Income Funds Annual Report 47

PIMCO Municipal Income Funds Dividend Reinvestment Plan
(unaudited)

Pursuant to the Funds’ Dividend Reinvestment Plan (the “Plan”), all Common Shareholders whose shares are registered in their own names will have all dividends, including any capital gain dividends, reinvested automatically in additional Common Shares by PNC Global Investment Servicing, as agent for the Common Shareholders (the “Plan Agent”), unless the shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the shareholder. In the case of record shareholders such as banks, brokers or other nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose shares are held in the name of a bank, broker or nominee should contact the bank, broker or nominee for details. All distributions to investors who elect not to participate in the Plan (or whose broker or nominee elects not to participate on the investor’s behalf), will be paid cash by check mailed, in the case of direct shareholder, to the record holder by PNC Global Investment Servicing, as the Funds’ dividend disbursement agent.

Unless you elect (or your broker or nominee elects) not to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1)	If on the payment date the net asset value of the Common Shares is equal to or less than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, the Funds will issue new shares at the greater of (i) the net asset value per Common Share on the payment date or (ii) 95% of the market price per Common Share on the payment date; or

(2)	If on the payment date the net asset value of the Common Shares is greater than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price on the payment date, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Funds. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market on or shortly after the payment date, but in no event later than the ex-dividend date for the next distribution. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. The Plan Agent will also furnish each person who buys Common Shares with written instructions detailing the procedures for electing not to participate in the Plan and to instead receive distributions in cash. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions.

The Funds and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Funds reserve the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Funds’ shareholder servicing agent, PNC Global Investment Servicing, P.O. Box 43027, Providence, RI 02940-3027, telephone number (800) 254-5197.

48 PIMCO Municipal Income Funds Annual Report   4.30.10

PIMCO Municipal Income Funds Board of Trustees
(unaudited)

Name, Date of Birth, Position(s) Held with Funds, Length
of Service, Other Trusteeships/Directorships
Held by Trustee; Number of Portfolios in Fund
Complex/Outside Fund Complexes Currently
Overseen by Trustee	Principal Occupation(s) During Past 5 Years:

The address of each trustee is 1345 Avenue of the Americas, New York, NY 10105.
Hans W. Kertess
Date of Birth: 7/12/39
Chairman of the Board of Trustees since: 2007
Trustee since: 2001
Term of office: Expected to stand for re-election at 2012 annual meeting of shareholders.
Trustee/Director of 52 funds in Fund Complex;
Trustee/Director of no funds outside of Fund Complex	President, H. Kertess & Co., a financial advisory company. Formerly, Managing Director, Royal Bank of Canada Capital Markets.
Paul Belica
Date of Birth: 9/27/21
Trustee since: 2001
Term of office: Expected to stand for re-election at 2010 annual meeting of shareholders.
Trustee/Director of 52 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex	Retired. Formerly Director, Student Loan Finance Corp., Education Loans, Inc., Goal Funding, Inc., Goal Funding II, Inc. and Surety Loan Fund, Inc. Formerly, Manager of Stratigos Fund LLC, Whistler Fund LLC, Xanthus Fund LLC & Wynstone Fund LLC.
James A. Jacobson
Date of Birth: 2/3/45
Trustee since: 2009
Term of office: Expected to stand for election at 2010 annual meeting of shareholders.
Trustee/Director of 47 funds in Fund Complex
Trustee/Director of 16 Alpine Mutual Funds	Retired. Formerly, Vice Chairman and Managing Director of Spear, Leeds & Kellogg Specialists LLC, specialist firm on the New York Stock Exchange.
John C. Maney†
Date of Birth: 8/3/59
Trustee since: 2006
Term of office: Expected to stand for re-election at 2011 annual meeting of shareholders.
Trustee/Director of 81 funds in Fund Complex
Trustee/Director of no funds outside the Fund Complex	Management Board of Allianz Global Investors Fund Management LLC; Management Board and Managing Director of Allianz Global Investors of America L.P. since January 2005 and Chief Operating Officer of Allianz Global Investors of America L.P. since November 2006.
William B. Ogden, IV
Date of Birth: 1/11/45
Trustee since: 2006
Term of office: Expected to stand for re-election at 2012 annual meeting of shareholders.
Trustee/Director of 52 Funds in Fund Complex;
Trustee/Director of no funds outside of Fund Complex	Asset Management Industry Consultant. Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.
Alan Rappaport
Date of Birth: 3/13/53
Trustee since: 2010
Term of office: Expected to stand for election at 2010 annual meeting of shareholders.
Trustee/Director of 47 Funds in Fund Complex;
Trustee/Director of no funds outside of Fund Complex	Vice Chairman, Roundtable Investment Partners since 2009; Chairman (formerly President), Private Bank of Bank of America; Vice Chairman, US Trust (2001-2008).

4.30.10   PIMCO Municipal Income Funds Annual Report 49

PIMCO Municipal Income Funds Board of Trustees
(unaudited) (continued)

Name, Date of Birth, Position(s) Held with Funds, Length
of Service, Other Trusteeships/Directorships
Held by Trustee; Number of Portfolios in Fund
Complex/Outside Fund Complexes Currently
Overseen by Trustee	Principal Occupation(s) During Past 5 Years:

R. Peter Sullivan, III
Date of Birth: 9/4/41
Trustee since: 2002
Term of office: Expected to stand for re-election at 2011 annual meeting of shareholders.
Trustee/Director of 52 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex	Retired. Formerly, Managing Partner, Bear Wagner Specialists LLC, specialist firm on the New York Stock Exchange.

†	Mr. Maney is an “interested person” of the Funds due to his affiliation with Allianz Global Investors of America L.P. In addition to Mr. Maney’s positions set forth in the table above, he holds the following positions with affiliated persons: Management Board, Managing Director and Chief Operating Officer of Allianz Global Investors of America L.P. and Allianz Global Investors of America LLC; Member – Board of Directors and Chief Operating Officer of Allianz Global Investors of America Holdings Inc. and Oppenheimer Group, Inc.; Managing Director and Chief Operating Officer of Allianz Global Investors NY Holdings LLC; Management Board and Managing Director of Allianz Global Investors U.S. Holding LLC; Managing Director and Chief Financial Officer of Allianz Hedge Fund Partners Holding L.P. and Allianz Global Investors U.S. Retail LLC; Member – Board of Directors and Managing Director of Allianz Global Investors Advertising Agency Inc.; Compensation Committee of NFJ Investment Group LLC; Management Board of Allianz Global Investors Fund Management LLC, Allianz Global Investors Management Partners LLC and Nicholas-Applegate Holdings LLC; Member – Board of Directors and Chief Operating Officer of PIMCO Global Advisors (Resources) Limited; Executive Vice President of PIMCO Japan Ltd ; Chief Operating Officer of Allianz Global Investors U.S. Holding II LLC; and Member and Chairman – Board of Directors, President and Chief Operating Officer of PFP Holdings, Inc.

*	Robert E. Connor served as Trustee of the Funds until his death on April 8, 2010.

Further information about certain of the Funds’ Trustees is available in the Funds’ Statements of Additional Information, dated June 26, 2001, which can be obtained upon request, without charge, by calling the Funds’ shareholder servicing agent at (800) 254-5197.

50 PIMCO Municipal Income Funds Annual Report   4.30.10

PIMCO Municipal Income Funds Fund Officers
(unaudited)

Name, Date of Birth, Position(s) Held with Fund.	Principal Occupation(s) During Past 5 Years:

Brian S. Shlissel Date of Birth: 11/14/64 President & Chief Executive Officer since: 2002	Managing Director, Head of Mutual Fund Services, Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 33 funds in the Fund Complex; Treasurer; Principal Financial and Accounting Officer of 45 funds in the Fund Complex and The Korea Fund, Inc. Formerly, Director of 4 funds in the Fund Complex, 2002-2008.

Lawrence G. Altadonna Date of Birth: 3/10/66 Treasurer, Principal Financial and Accounting Officer since: 2002	Senior Vice President, Director of Fund Administration, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 33 funds in the Fund Complex; Assistant Treasurer of 45 funds in the Fund Complex and The Korea Fund, Inc.

Thomas J. Fuccillo Date of Birth: 3/22/68 Vice President, Secretary & Chief Legal Officer since: 2004	Executive Vice President, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC and Allianz Global Investors Solutions LLC; Executive Vice President of Allianz Global Investors of America L.P., Vice President, Secretary and Chief Legal Officer of 78 funds in the Fund Complex. Secretary and Chief Legal Officer of The Korea Fund, Inc.

Scott Whisten Date of Birth: 3/13/71 Assistant Treasurer since: 2007	Senior Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 78 funds in the Fund Complex. Formerly, Accounting Manager, Prudential Investments, 2002-2005.
Richard J. Cochran Date of Birth: 1/23/61 Assistant Treasurer since: 2008	Vice President, Allianz Global Investors Fund Management LLC, Assistant Treasurer of 78 funds in the Funds Complex. Formerly, Tax Manager, Teacher Insurance Annuity Association/College Retirement Equity Fund (TIAA-CREF), 2002-2008.
Youse E. Guia Date of Birth: 9/3/72 Chief Compliance Officer since: 2004	Senior Vice President and Group Compliance Officer of Allianz Global Investors of America L.P.; Chief Compliance Officer of 78 funds in the Fund Complex and The Korea Fund, Inc.
Kathleen A. Chapman Date of Birth: 11/11/54 Assistant Secretary since: 2006	Assistant Secretary of 78 funds in the Fund Complex; Manager IIG Advisory Law, Morgan Stanley, 2004-2005.
Lagan Srivastava Date of Birth: 9/20/77 Assistant Secretary since: 2006	Assistant Secretary of 78 funds in the Fund Complex and The Korea Fund, Inc.; Formerly, Research Assistant, Dechert LLP, 2004-2005.

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

4.30.10   PIMCO Municipal Income Funds Annual Report 51

Trustees                                  Fund Officers

Hans W. Kertess Chairman of the Board of Trustees Paul Belica James A. Jacobson John C. Maney William B. Ogden, IV Alan Rappaport R. Peter Sullivan, III	Brian S. Shlissel
  President & Chief Executive Officer
Lawrence G. Altadonna
  Treasurer, Principal Financial & Accounting Officer
Thomas J. Fuccillo
  Vice President, Secretary & Chief Legal Officer
Scott Whisten
  Assistant Treasurer
Richard J. Cochran
  Assistant Treasurer
Youse E. Guia
  Chief Compliance Officer
Kathleen A. Chapman
  Assistant Secretary
Lagan Srivastava
Assistant Secretary

Investment Manager

Allianz Global Investors Fund Management LLC
1345 Avenue of the Americas
New York, NY 10105

Sub-Adviser

Pacific Investment Management Company LLC
840 Newport Center Drive
Newport Beach, CA 92660

Custodian & Accounting Agent

State Street Bank & Trust Co.
225 Franklin Street
Boston, MA 02110

Transfer Agent, Dividend Paying Agent and Registrar

PNC Global Investment Servicing
P.O. Box 43027
Providence, RI 02940-3027

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

Legal Counsel

Ropes & Gray LLP
One International Place
Boston, MA 02110-2624

This report, including the financial information herein, is transmitted to the shareholders of PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund and PIMCO New York Income Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Funds or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23 (c) of the Investment Company Act of 1940, as amended, that from time to time the Funds may purchase shares of their common stock in the open market.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of their fiscal year on Form N-Q. The Funds’ Form N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Funds’ website at www.allianzinvestors.com/closedendfunds.

Information on the Funds is available at www.allianzinvestors.com/closedendfunds or by calling the Funds’ shareholder servicing agent at (800) 254-5197.

Receive this report electronically and eliminate paper mailings.
To enroll, go to www.allianzinvestors.com/edelivery.

AZ609AR_043010

ITEM 2. CODE OF ETHICS
(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-254-5197. The code of ethics are included as an Exhibit 99.CODE ETH hereto.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT
The registrant’s Board has determined that Mr. Paul Belica and James A. Jacobson, members of the Board’s Audit Oversight Committee are “audit committee financial experts,” and that they are “independent,” for purposes of this Item.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES
a)	Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $41,498 in 2009 and $41,343 in 2010.

b)	Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $9,021 in 2009 and $8,988 in 2010. These services consist of accounting consultations, agreed upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports and comfort letters.

c)	Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $10,000 in 2009 and $10,000 in 2010. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns and calculation of excise tax distributions.

d)	All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)	1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

     PIMCO California Municipal Income Fund (the “Fund”)
AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS
The Fund’s Audit Oversight Committee (“Committee”) is charged with the oversight of the Fund’s financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:
     a review of the nature of the professional services expected to provided, the fees to be charged in connection with the services expected to be provided, a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.
POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUND
On an annual basis, the Fund’s Committee will review and pre-approve the scope of the audit of the Fund and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Fund’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Fund will also require the separate written pre-approval of the President of the Fund, who will confirm, independently, that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.
AUDIT SERVICES
The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:
Annual Fund financial statement audits
Seed audits (related to new product filings, as required)
SEC and regulatory filings and consents
Semiannual financial statement reviews
AUDIT-RELATED SERVICES
The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations
Fund merger support services
Agreed upon procedure reports (inclusive of quarterly review of Basic Maintenance testing associated with issuance of Preferred Shares)
Other attestation reports
Comfort letters
Other internal control reports
Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.
TAX SERVICES
The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:
Tax compliance services related to the filing or amendment of the following:
Federal, state and local income tax compliance; and, sales and use tax compliance
Timely RIC qualification reviews
Tax distribution analysis and planning
Tax authority examination services
Tax appeals support services
Accounting methods studies
Fund merger support service
Other tax consulting services and related projects
Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.
PROSCRIBED SERVICES
The Fund’s independent accountants will not render services in the following categories of non-audit services:
Bookkeeping or other services related to the accounting records or financial statements of the Fund
Financial information systems design and implementation
Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
Actuarial services
Internal audit outsourcing services
Management functions or human resources
Broker or dealer, investment adviser or investment banking services
Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible
PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX
The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC or any other investment manager to the Funds (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund (including affiliated sub-advisers to the Fund), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.
Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.
DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES
With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:
(1)	The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.
e)	2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f)	Not applicable

g)	Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2009 Reporting Period was $3,419,429 and the 2010 Reporting Period was $3,923,718.

h)	Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre- approved is compatible with maintaining the Auditor’s independence.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT
The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Paul Belica, Hans W. Kertess, Alan Rappaport, R. Peter Sullivan III, William B. Ogden, IV and James A. Jacobson.
ITEM 6. SCHEDULE OF INVESTMENTS Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
PIMCO MUNICIPAL INCOME FUND
PIMCO CALIFORNIA MUNICIPAL INCOME FUND
PIMCO NEW YORK MUNICIPAL INCOME FUND
(each a “TRUST”)
PROXY VOTING POLICY
1.	It is the policy of each Trust that proxies should be voted in the interest of its shareholders, as determined by those who are in the best position to make this determination. Each Trust believes that the firms and/or persons purchasing and selling securities for the Trust and analyzing the performance of a Trust’s securities are in the best position and have the information necessary to vote proxies in the best interests of the Trust and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the Trust, on the other. Accordingly, each Trust’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the Trust.

2.	Each Trust delegates the responsibility for voting proxies to Allianz Global Investors Fund Management LLC (“AGIFM”), which will in turn delegate such responsibility to the sub-adviser of the particular Trust. AGIFM’s Proxy Voting Policy Summary is attached as Appendix A hereto. A summary of the detailed proxy voting policy of PIMCO, the Trusts’ current sub-adviser, is set forth in Appendix B attached hereto. Such summary may be revised from time to time to reflect changes to the sub-adviser’s detailed proxy voting policy.

3.	The party voting the proxies (i.e., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.	AGIFM and the sub-adviser of each Trust with proxy voting authority shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the applicable Board of the Trust promptly after the adoption or amendment of any such policies.

5.	The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for the Trusts’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Trusts’ Chief Compliance Officer.

6.	This Proxy Voting Policy Statement (including Appendix B), the Proxy Voting Policy Summary of AGIFM and summary of the detailed proxy voting policy of PIMCO, the sub-adviser of each Trust with proxy voting authority, shall be made available (i) without charge, upon request, by calling 1-800-254-5197 and (ii) on the Trusts’ website at www.allianzinvestors.com. In addition, to the extent required by applicable law or determined by the Trusts’ Chief Compliance Officer or Board of Trustees, the Proxy Voting Policy Summary of AGIFM and summary of the detailed proxy voting policy of PIMCO, the Trusts’ sub-adviser with proxy voting authority shall also be included in the Trusts’ Registration Statements or Form N-CSR filings.

Appendix A
ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC (“AGIFM”)
1.	It is the policy of AGIFM that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination. AGIFM believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other. Accordingly, AGIFM’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

2.	AGIFM, for each fund which it acts as an investment adviser, delegates the responsibility for voting proxies to the sub-adviser for the respective fund, subject to the terms hereof.

3.	The party voting the proxies (e.g., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.	AGIFM and each sub-adviser of a fund shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the board of the relevant fund promptly after the adoption or amendment of any such policies.

5.	The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for such funds’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by such funds’ respective boards or chief compliance officers.

6.	This Proxy Voting Policy Summary and summaries of the proxy voting policies for each sub-adviser of a fund advised by AGIFM shall be available (i) without charge, upon request, by calling 1-800-254-5197 and (ii) at www.allianzinvestors.com. In addition, to the extent required by applicable law or determined by the relevant fund’s board of directors/trustees or chief compliance officer, this Proxy Voting Policy Summary and summaries of the detailed proxy voting policies of each sub-adviser and each other entity with proxy voting authority for a fund advised by AGIFM shall also be included in the Registration Statement or Form N-CSR filings for the relevant fund.

Appendix B
PACIFIC INVESTMENT MANAGEMENT COMPANY LLC
     Pacific Investment Management Company LLC (“PIMCO”) has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. PIMCO has implemented the Proxy Policy for each of its clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.
     The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients. Each proxy is voted on a case-bycase basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.
     PIMCO will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy. PIMCO will review each proxy to determine whether there may be a material conflict between PIMCO and its client. If no conflict exists, the proxy will be forwarded to the appropriate portfolio manager for consideration. If a conflict does exist, PIMCO will seek to resolve any such conflict in accordance with the Proxy Policy. PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client’s best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the client; (iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting that the client engage another party to determine how the proxy should be voted; (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.
     Clients may obtain a copy of PIMCO’s written Proxy Policy and the factors that PIMCO may consider in determining how to vote a client’s proxy. Except as required by law, PIMCO will not disclose to third parties how it voted on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients, how PIMCO voted such client’s proxy. In addition, a client may obtain copies of PIMCO’s Proxy Policy and information as to how its proxies have been voted by contacting PIMCO.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES
(a)(1)
     As of July 6, 2010, the following individual has primary responsibility for the day-to-day implementation of the PIMCO Municipal Income Fund (PMF), PIMCO California Municipal Income Fund (PCQ) and PIMCO New York Municipal Income Fund (PNF) (each a “Fund” and collectively, the “Funds”):
John B. Cummings
Mr. Cummings has been the portfolio manager for the Fund since December 11, 2008. Mr. Cummings is an executive vice president and head of the municipal bond desk at PIMCO in the Newport Beach office. Prior to joining PIMCO in 2002, he was vice president, municipal trading at Goldman Sachs, responsible for a number of municipal sectors, including industrials, airlines, utilities, healthcare and high-yield. He has 28 years of investment experience and holds an MBA, as well as his undergraduate degree, from Rutgers University.
(a)(2)
     The following summarizes information regarding each of the accounts, excluding the respective Fund managed by the Portfolio Manager as of April 30, 2010, including accounts managed by a team, committee, or other group that includes the Portfolio Manager. Unless mentioned otherwise, the advisory fee charged for managing each of the accounts listed below is not based on performance.

		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
PM	Fund	#	AUM($million)	#	AUM($million)	#	AUM($million)
John B. Cummings	PMF	20	5,716.70	2	533.33	64	3,930.62
	PCQ	20	5,816.51	2	533.33	64	3,930.62
	PNF	20	6,073.47	2	533.33	64	3,930.62
From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.
Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.
Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.
Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.
(a) (3)
     As of April 30, 2010, the following explains the compensation structure of the individual that shares primary responsibility for day-to-day portfolio management of the Fund:
     PIMCO has adopted a “Total Compensation Plan” for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO’s profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.
     Salary and Bonus. Base salaries are determined by considering an individual portfolio manager’s experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.
     In addition, the following non-exclusive list of qualitative criteria (collectively, the “Bonus Factors”) may be considered when determining the bonus for portfolio managers:
•	3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.
     Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan (“Cash Bonus Plan”), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors, and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon Allianz Global Investors’ profit growth and PIMCO’s profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.
     Key employees of PIMCO, including certain Managing Directors, Executive Vice Presidents, and Senior Vice Presidents, are eligible to participate in the PIMCO Class M Unit Equity Participation Plan, a long-term equity plan. The Class M Unit Equity Participation Plan grants options on PIMCO equity that vest in years three, four and five. Upon vesting, the options will convert into PIMCO M Units, which are non-voting common equity of PIMCO. M Units pay out quarterly distributions equal to a pro-rata share of PIMCO’s net profits. There is no assured liquidity and they may remain outstanding perpetually.
     Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Partner Compensation Committee, based upon an individual’s overall contribution to the firm and the Bonus Factors. Under his employment agreement, William Gross receives a fixed percentage of the profit sharing plan.
     Allianz Transaction Related Compensation. In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG (currently known as Allianz SE) (“Allianz”). In connection with the transaction, Mr. Gross received a grant of restricted stock of Allianz, the last of which vested on May 5, 2005.
     Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director’s employment with PIMCO.
(a)(4)
     The following summarizes the dollar range of securities the portfolio manager for the Fund beneficially owned of the Fund that he managed as of April 30, 2010.
PIMCO Municipal Income Fund
PIMCO California Municipal Income Fund
PIMCO New York Municipal Income Fund

Portfolio Manager	Dollar Range of Equity Securities in the Fund
John B. Cummings	None
ITEM 9.
Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Companies
None
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.
ITEM 11. CONTROLS AND PROCEDURES
(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-3(c))), as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.
(b) There were no significant changes over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrants control over financial reporting.
ITEM 12. EXHIBITS
(a) (1) Exhibit 99.CODE ETH — Code of Ethics
(a) (2) Exhibit 99 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002
(b) Exhibit 99.906 Cert. — Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) PIMCO California Municipal Income Fund
By	/s/ Brian S. Shlissel
Brian S. Shlissel, President & Chief Executive
Date July 6, 2010

By	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer,
Principal Financial & Accounting Officer
Date July 6, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Brian S. Shlissel
Brian S. Shlissel, President & Chief Executive
Date July 6, 2010

By	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer,
Principal Financial & Accounting Officer
Date July 6, 2010